EXHIBIT 99.3


                                  $861,472,000
                                Approximate(1)(4)
                                 GSAMP 2005-HE5
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates


Overview of the Offered Certificates
------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                           Estimated
               Approximate Principal      Expected        Initial Pass-    Avg. Life   Principal Payment   S&P/ Moody's
Certificates      Balance(1) (4)       Credit Support    Through Rate(5)   (yrs)(2)      Window(2)(3)        Ratings
-----------------------------------------------------------------------------------------------------------------------
A-1(6)                  $407,092,000            24.25%    LIBOR + [ ]%          2.41     12/05 - 03/13      AAA / Aaa
A-2A(6)                 $159,397,000            24.25%    LIBOR + [ ]%          1.00     12/05 - 10/07      AAA / Aaa
A-2B(6)                  $98,733,000            24.25%    LIBOR + [ ]%          3.00     10/07 - 04/11      AAA / Aaa
A-2C(6)                  $38,352,000            24.25%    LIBOR + [ ]%          6.84     04/11 - 03/13      AAA / Aaa
M-1                      $37,153,000            20.25%    LIBOR + [ ]%          5.10     06/09 - 03/13      AA+ / Aa1
M-2                      $33,901,000            16.60%    LIBOR + [ ]%          5.04     04/09 - 03/13      AA+ / Aa2
M-3                      $23,685,000            14.05%    LIBOR + [ ]%          5.01     03/09 - 03/13      AA+ / Aa3
M-4                      $16,719,000            12.25%    LIBOR + [ ]%          4.99     02/09 - 03/13       AA / A1
M-5                      $16,718,000            10.45%    LIBOR + [ ]%          4.98     02/09 - 03/13       AA- / A2
M-6                      $14,397,000             8.90%    LIBOR + [ ]%          4.97     01/09 - 03/13       A+ / A3
M-7                      $15,325,000             7.25%    LIBOR + [ ]%          4.96     01/09 - 03/13       A / Baa1
-----------------------------------------------------------------------------------------------------------------------
Total                   $861,472,000
-----------------------------------------------------------------------------------------------------------------------


Non-Offered Certificates
------------------------

-----------------------------------------------------------------------------------------------------------------------
M-8                      $11,610,000             6.00%    LIBOR + [ ]%        N/A             N/A              N/A
B-1                      $11,611,000             4.75%    LIBOR + [ ]%        N/A             N/A              N/A
B-2                      $10,216,000             3.65%    LIBOR + [ ]%        N/A             N/A              N/A
-----------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 10% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The last scheduled distribution date for the Certificates is the Distribution Date in November 2035.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.

(6)   Structure of the AAA/Aaa rated certificates subject to change.


Selected Mortgage Pool Data(7)
------------------------------

                                                   ---------------------------------------------------------------------------------
                                                                Group I                        Group II                Aggregate
-----------------------------------------------------------------------------------------------------------------
                                                   Adjustable Rate    Fixed Rate   Adjustable Rate    Fixed Rate
                                                   --------------------------------------------------------------
Average Scheduled Principal Balance:                  $463,663,584    $78,732,279     $329,071,068    $65,944,663     $937,411,593
Weighted Average Gross Coupon:                               7.531%        7.958%            7.395%        7.762%            7.535%
Weighted Average Net Coupon(8):                              7.021%        7.448%            6.885%        7.252%            7.025%
Weighted Average Current FICO Score:                           635           641               642           641               639
Weighted Average Original LTV Ratio:                         82.66%        72.60%            82.20%        72.28%            80.92%
Weighted Average Combined Original LTV Ratio(9):             82.66%        81.89%            82.20%        83.59%            82.50%
Weighted Average Std. Remaining Term (months):                 358           338               358           326               354
Weighted Average Seasoning (months):                             2             2                 2             2                 2
Weighted Average Months to Roll(10):                            23           N/A                23           N/A                23
Weighted Average Gross Margin(10):                            6.52%          N/A              6.41%          N/A              6.47%
Weighted Average Initial Rate Cap(10):                        3.00%          N/A              2.98%          N/A              2.99%
Weighted Average Periodic Rate Cap(10):                       1.02%          N/A              1.02%          N/A              1.02%
Weighted Average Gross Max. Lifetime Rate(10):               13.57%          N/A             13.46%          N/A             13.52%
------------------------------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(9) Calculated using the Original LTV with respect to first lien loans and Combined Original LTV with respect to second lien loans.

(10) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of subprime fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") purchased via the Goldman Sachs Residential Mortgage Conduit from SouthStar Funding ("SouthStar") (74.50%) and various other sellers, each comprising of less than 5% (25.50%).

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 3.65%, and excess spread.

o     The Mortgage Loans will be serviced by Litton Loan Servicing LP
      ("Litton").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05HE5" and on Bloomberg as "GSAMP 05-HE5."

o All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $875,403,485. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.77% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.


Time Table

Expected Closing Date:                            November 22, 2005.

Cut-off Date:                                     November 1, 2005.

Statistical Calculation Date:                     October 1, 2005.

Expected Pricing Date:                            November 4, 2005.

First Distribution Date:                          December 27, 2005.


Key Terms

Offered Certificates:                             Class A, Class M-1, Class M-2,
                                                  Class M-3, Class M-4, Class
                                                  M-5, Class M-6 and Class M-7
                                                  Certificates.

Non-Offered Certificates:                         Class M-8, Class B-1 and Class
                                                  B-2 Certificates.

LIBOR Certificates:                               Offered and Non-Offered
                                                  Certificates.

Class A-1 Certificates                            Class A-1 Certificates.

Class A-2 Certificates                            Class A-2A, Class A-2B and
                                                  Class A-2C Certificates.

Class A Certificates                              Class A-1 and Class A-2
                                                  Certificates.

Class M Certificates:                             Class M-1, Class M-2, Class
                                                  M-3, Class M-4, Class M-5,
                                                  Class M-6, Class M-7 and Class
                                                  M-8 Certificates.

Class B Certificates:                             Class B-1 and Class B-2
                                                  Certificates.

Depositor:                                        GS Mortgage Securities Corp.

Lead Manager:                                     Goldman, Sachs & Co.

Servicer:                                         Litton Loan Servicing LP.

Trustee:                                          Deutsche Bank National Trust
                                                  Company.

Servicing Fee Rate:                               50 bps.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee Fee Rate:                                 No more than 1 bp.

Expense Fee Rate:                                 The Servicing Fee Rate and the
                                                  Trustee Fee Rate.

Distribution Date:                                25th day of the month or the
                                                  following business day.

Record Date:                                      For any Distribution Date, the
                                                  last business day of the
                                                  Interest Accrual Period.

Delay Days:                                       0 day delay on all
                                                  Certificates.

Prepayment Period:                                The calendar month prior to
                                                  the Distribution Date.

Due Period:                                       The period commencing on the
                                                  second day of the calendar
                                                  month preceding the month in
                                                  which the Distribution Date
                                                  occurs and ending on the first
                                                  day of the calendar month in
                                                  which Distribution Date
                                                  occurs.

Day Count:                                        Actual/360 basis.

Interest Accrual Period:                          The prior Distribution Date to
                                                  the day prior to the current
                                                  Distribution Date except for
                                                  the initial accrual period for
                                                  which interest will accrue
                                                  from the Closing Date.

Pricing Prepayment Assumption:                    Adjustable rate mortgage
                                                  loans: CPR starting at 5% CPR
                                                  in the first month of the
                                                  mortgage loan (i.e. loan age)
                                                  and increasing to 28% CPR in
                                                  month 12 (an approximate
                                                  2.091% increase per month),
                                                  and remaining at 28% CPR
                                                  thereafter.

Fixed rate mortgage loans:                        CPR starting at 5% CPR in the
                                                  first month of the mortgage
                                                  loan (i.e. loan age) and
                                                  increasing to 24% CPR in month
                                                  12 (an approximate 1.727%
                                                  increase per month), and
                                                  remaining at 24% CPR
                                                  thereafter.

Mortgage Loans:                                   The trust will consist of
                                                  sub-prime, fixed and
                                                  adjustable rate, first and
                                                  second lien residential
                                                  mortgage loans.

Group I Mortgage Loans:                           Approximately $542,395,862 of
                                                  Mortgage Loans with original
                                                  principal balances as of the
                                                  Statistical Calculation Date
                                                  that conform to the original
                                                  principal balance limits for
                                                  one- to four-family
                                                  residential mortgage loan
                                                  guidelines set by Fannie Mae
                                                  or Freddie Mac.

Group II Mortgage Loans:                          Approximately $395,015,731 of
                                                  Mortgage Loans with original
                                                  principal balances as of the
                                                  Statistical Calculation Date
                                                  that may or may not conform to
                                                  the original principal balance
                                                  limits for one- to four-family
                                                  residential mortgage loan
                                                  guidelines set Fannie Mae or
                                                  Freddie Mac.

Excess Spread:                                    The initial weighted average
                                                  net coupon of the mortgage
                                                  pool will be greater than the
                                                  interest payments on the
                                                  Offered Certificates,
                                                  resulting in excess cash flow
                                                  calculated in the following
                                                  manner based on the collateral
                                                  as of the Statistical
                                                  Calculation Date rolled one
                                                  month at 10% CPR:

                                                  Initial Gross WAC(1):                                         7.5352%

                                                     Less Expense Fee Rate(2):                                  0.5100%
                                                                                                           ------------------
                                                  Net WAC(1):                                                   7.0252%

                                                     Less Initial LIBOR Certificate Coupon (Approx.)(3):        4.3837%

                                                     Less Net Swap Rate (Approx.)(3):                           0.5306%
                                                                                                           ------------------
                                                  Initial Excess Spread(1):                                     2.1109%

                                                   (1)    This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                                                   (2)    Includes the Servicing Fee Rate and Trustee Fee Rate.

                                                   (3)    Assumes 1-month LIBOR equal to 4.207%, initial marketing spreads and a
                                                          30-day month. This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR
                                                          Certificates as well as any changes in day count.

Servicer Advancing:                               Yes as to principal and
                                                  interest, subject to
                                                  recoverability.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:                            The Servicer will pay
                                                  compensating interest up to
                                                  the lesser of (A) the
                                                  aggregate of the prepayment
                                                  interest shortfalls on the
                                                  Mortgage Loans for the related
                                                  Distribution Date resulting
                                                  from principal prepayments on
                                                  the Mortgage Loans during the
                                                  related Prepayment Period and
                                                  (B) one-half of the aggregate
                                                  Servicing Fee received by the
                                                  Servicer for that Distribution
                                                  Date.

Swap Provider:                                    TBD.

Optional Clean-up Call:                           The transaction has a 10%
                                                  optional clean-up call.

Rating Agencies:                                  Standard & Poor's Ratings
                                                  Services, a division of The
                                                  McGraw-Hill Companies, Inc.
                                                  and Moody's Investors Service,
                                                  Inc. will rate all of the
                                                  Offered Certificates.

Minimum Denomination:                             $25,000 with regard to each of
                                                  the Offered Certificates.

Legal Investment:                                 The Certificates will not be
                                                  SMMEA eligible.

ERISA Eligible:                                   Underwriter's exemption is
                                                  expected to apply to all
                                                  Offered Certificates. However,
                                                  prospective purchasers should
                                                  consult their own counsel. In
                                                  addition, plan fiduciaries
                                                  should note that additional
                                                  representations by purchasers
                                                  of Offered Certificates will
                                                  be deemed to have been made
                                                  because a swap agreement is an
                                                  asset of the trust fund.

Tax Treatment:                                    All Offered Certificates
                                                  represent REMIC regular
                                                  interests and, to a limited
                                                  extent, interests in certain
                                                  notional principal contract
                                                  payments including basis risk
                                                  interest carryover payments
                                                  pursuant to the payment
                                                  priorities in the transaction;
                                                  which interest in certain
                                                  basis risk interest carryover
                                                  payments will be treated for
                                                  tax purposes as an interest
                                                  rate cap contract.

Prospectus:                                       The Offered Certificates will
                                                  be offered pursuant to a
                                                  prospectus supplemented by a
                                                  prospectus supplement
                                                  (together, the "Prospectus").
                                                  Complete information with
                                                  respect to the Offered
                                                  Certificates and the
                                                  collateral securing them will
                                                  be contained in the
                                                  Prospectus. The information
                                                  herein is qualified in its
                                                  entirety by the information
                                                  appearing in the Prospectus.
                                                  To the extent that the
                                                  information herein is
                                                  inconsistent with the
                                                  Prospectus, the Prospectus
                                                  shall govern in all respects.
                                                  Sales of the Offered
                                                  Certificates may not be
                                                  consummated unless the
                                                  purchaser has received the
                                                  Prospectus. PLEASE SEE "RISK
                                                  FACTORS" IN THE PROSPECTUS FOR
                                                  A DESCRIPTION OF INFORMATION
                                                  THAT SHOULD BE CONSIDERED IN
                                                  CONNECTION WITH AN INVESTMENT
                                                  IN THE OFFERED CERTIFICATES.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates." Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the lesser of the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass Through-Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.65% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 7.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

   (x) the Distribution Date occurring in December 2008; and

   (y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 48.50%.

-----------------------------------------------------------------------------------------------------
          Class              Initial Subordination Percentage(1)         Stepdown Date Percentage
-----------------------------------------------------------------------------------------------------
            A                              24.25%                                 48.50%
-----------------------------------------------------------------------------------------------------
           M-1                             20.25%                                 40.50%
-----------------------------------------------------------------------------------------------------
           M-2                             16.60%                                 33.20%
-----------------------------------------------------------------------------------------------------
           M-3                             14.05%                                 28.10%
-----------------------------------------------------------------------------------------------------
           M-4                             12.25%                                 24.50%
-----------------------------------------------------------------------------------------------------
           M-5                             10.45%                                 20.90%
-----------------------------------------------------------------------------------------------------
           M-6                              8.90%                                 17.80%
-----------------------------------------------------------------------------------------------------
           M-7                              7.25%                                 14.50%
-----------------------------------------------------------------------------------------------------
           M-8                              6.00%                                 12.00%
-----------------------------------------------------------------------------------------------------
           B-1                              4.75%                                  9.50%
-----------------------------------------------------------------------------------------------------
           B-2                              3.65%                                  7.30%
-----------------------------------------------------------------------------------------------------

      (1) Includes initial overcollateralization percentage.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 32.00% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------------------------------------------------------------------------------------------------
                Distribution Dates                                Cumulative Realized Loss Percentage
------------------------------------------------------------------------------------------------------------------------
          December 2007 - November 2008         1.50% for the first month, plus an additional 1/12th of 1.50% for each month thereafter
------------------------------------------------------------------------------------------------------------------------
          December 2008 - November 2009         3.00% for the first month, plus an additional 1/12th of 1.50% for each month thereafter
------------------------------------------------------------------------------------------------------------------------
          December 2009 - November 2010         4.50% for the first month, plus an additional 1/12th of 1.25% for each month thereafter
------------------------------------------------------------------------------------------------------------------------
          December 2010 - November 2011         5.75% for the first month, plus an additional 1/12th of 0.65% for each month thereafter
------------------------------------------------------------------------------------------------------------------------
           December 2011 and thereafter                                            6.40%
------------------------------------------------------------------------------------------------------------------------

Step-up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II WAC Cap and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the swap provider.

Principal Remittance Amount.  On any Distribution Date, the sum of:

      (1) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer on the related servicer remittance date,

      (2) the principal portion of all partial and full prepayments received during the related Prepayment Period,

      (3) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (4) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date for the current Distribution Date,

      (5) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (6) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable Servicer for the related advances and the applicable Expense Fee Rate in respect of such Mortgage Loan.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 51.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 59.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 66.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 71.90% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 75.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 79.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 82.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B and Class A-2C Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates. On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   sequentially:

      (b) concurrently, to the Class R Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (c)   concurrently,

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero and the Class A-2C Certificates until the class certificate balance thereof has been reduced to, provided, that if after making distributions pursuant to paragraphs (c)(1) and (c)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(c) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (i)(c), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs
                  (c)(1) or (c)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)     concurrently,

      (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A-2A, Class A-2B and Class A-2C Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero and to the Class A-2C Certificates, until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs
            (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B and Class A-2C Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B and Class A-2C Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

(v)   to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the swap provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the swap provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the excess cash flow, second in reduction of the overcollateralization amount, third to the Class B-2 Certificates, fourth to the Class B-1 Certificates, fifth to the Class M-8 Certificates, sixth to the Class M-7 Certificates, seventh to the Class M-6 Certificates, eighth to the Class M-5 Certificates, ninth to the Class M-4 Certificates, tenth to the Class M-3 Certificates, eleventh to the Class M-2 Certificates and twelfth to the Class M-1 Certificates. An allocation of any Realized Losses to a class of certificates on any Distribution Date will be made by reducing its class certificate balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to Class A Certificates until the last scheduled Distribution Date.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

Product            No Penalty    1-12 Months   13-24 Months   25-36 Months   37-48 Months   49-60 Months      Total
-----------------------------------------------------------------------------------------------------------------------
2 YR ARM           $90,944,575   $14,349,152   $266,522,008     $9,627,271             $0       $264,204   $381,707,210
2 YR ARM IO         85,466,060    15,301,170    214,307,543      4,720,645              0              0    319,795,417
3 YR ARM            13,757,334       829,213      1,080,356     23,466,261              0        127,423     39,260,586
3 YR ARM IO         11,012,671     2,211,248      1,937,086     24,207,685              0              0     39,368,690
5 YR ARM               645,942             0         68,629      2,845,635              0              0      3,560,207
5 YR ARM IO          2,312,300       173,250        997,798      5,559,193              0              0      9,042,541
FIXED               19,570,472     3,716,505      9,460,897     80,131,759              0        107,809    112,987,441
FIXED 15/30 BLN      4,418,811       852,964      5,105,365      2,934,303              0              0     13,311,444
FIXED 30/40 BLN      1,258,365             0        127,840      2,466,057              0              0      3,852,262
Fixed IO             3,359,250       583,300      2,129,116      8,420,129              0         34,000     14,525,794
-----------------------------------------------------------------------------------------------------------------------
Total:            $232,745,781   $38,016,801   $501,736,638   $164,378,937             $0       $533,436   $937,411,593
=======================================================================================================================



Product           No Penalty    1-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
------------------------------------------------------------------------------------------------------------
2 YR ARM                9.70%          1.53%          28.43%           1.03%           0.00%           0.03%
2 YR ARM IO             9.12           1.63           22.86            0.50            0.00            0.00
3 YR ARM                1.47           0.09            0.12            2.50            0.00            0.01
3 YR ARM IO             1.17           0.24            0.21            2.58            0.00            0.00
5 YR ARM                0.07           0.00            0.01            0.30            0.00            0.00
5 YR ARM IO             0.25           0.02            0.11            0.59            0.00            0.00
FIXED                   2.09           0.40            1.01            8.55            0.00            0.01
FIXED 15/30 BLN         0.47           0.09            0.54            0.31            0.00            0.00
FIXED 30/40 BLN         0.13           0.00            0.01            0.26            0.00            0.00
Fixed IO                0.36           0.06            0.23            0.90            0.00            0.00
------------------------------------------------------------------------------------------------------------
Total:                 24.83%          4.06%          53.52%          17.54%           0.00%           0.06%
============================================================================================================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Offered Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves as of October 31, 2005 are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month

-------------------------------------------------------------------------------------------------------------
                                     First Dollar of Loss                LIBOR Flat                 0% Return
-------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                 38.96                     39.09                     40.72
            Yield (%)                              5.2133                    4.7836                    0.0330
            WAL                                      3.26                      3.26                      3.15
            Modified Duration                       2.973                     2.978                      2.96
            Principal Window                Feb09 - Feb09             Feb09 - Feb09             Jan09 - Jan09
            Principal Writedown         31,529.31 (0.08%)        590,765.83 (1.59%)     6,127,203.28 (16.49%)
            Total Collat Loss     213,728,521.68 (23.01%)   214,229,886.36 (23.06%)   218,690,640.75 (23.55%)
-------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                 30.29                     30.42                     31.77
            Yield (%)                              5.2680                    4.7917                    0.0324
            WAL                                      3.76                      3.76                      3.63
            Modified Duration                       3.379                      3.39                     3.375
            Principal Window                Aug09 - Aug09             Aug09 - Aug09             Jul09 - Jul09
            Principal Writedown          9,671.83 (0.03%)        669,571.08 (1.98%)     6,482,167.48 (19.12%)
            Total Collat Loss     186,601,356.72 (20.09%)   187,183,659.82 (20.15%)   191,836,644.65 (20.65%)
-------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                 25.30                     25.39                     26.31
            Yield (%)                              5.2929                    4.8130                    0.0152
            WAL                                      4.09                      4.09                      3.96
            Modified Duration                       3.645                     3.651                     3.645
            Principal Window                Dec09 - Dec09             Dec09 - Dec09             Nov09 - Nov09
            Principal Writedown         26,098.44 (0.11%)        536,269.68 (2.26%)     4,996,328.25 (21.09%)
            Total Collat Loss     167,708,645.31 (18.06%)   168,155,804.33 (18.10%)   171,593,403.44 (18.47%)
-------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                 22.08                     22.24                     22.80
            Yield (%)                              5.4125                    4.8403                    0.0360
            WAL                                      4.43                      4.34                      4.29
            Modified Duration                        3.89                      3.83                      3.89
            Principal Window                Apr10 - Apr10             Mar10 - Mar10             Mar10 - Mar10
            Principal Writedown         49,937.17 (0.30%)        504,200.11 (3.02%)     3,910,539.26 (23.39%)
            Total Collat Loss     154,941,235.94 (16.68%)   154,904,302.10 (16.68%)   157,871,686.03 (17.00%)
-------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                 19.25                     19.40                     19.94
            Yield (%)                              5.4948                    4.7915                    0.0379
            WAL                                      4.68                      4.59                      4.51
            Modified Duration                       4.081                     4.027                      4.08
            Principal Window                Jul10 - Jul10             Jun10 - Jun10             Jun10 - Jun10
            Principal Writedown         15,311.79 (0.09%)        610,836.67 (3.65%)     4,145,474.44 (24.80%)
            Total Collat Loss     141,674,228.54 (15.25%)   141,765,178.59 (15.26%)   144,834,593.92 (15.59%)
-------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

The assumptions for the breakeven CDR table below are as follows:

   o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

   o  1-month and 6-month Forward LIBOR curves as of October 31, 2005 are used

   o  40% loss severity

   o  There is a 6 month lag in recoveries

   o Priced to call with collateral losses calculated through the life of the applicable bond

   o  Certificates are priced at par

   o  Assumes bonds pay on 25th of month

-------------------------------------------------------------------------------------------------------------
                                     First Dollar of Loss                LIBOR Flat                 0% Return
-------------------------------------------------------------------------------------------------------------
Class M-6   CDR (%)                                 17.04                     17.11                     17.57
            Yield (%)                              5.4856                    4.8570                    0.1072
            WAL                                      4.84                      4.84                      4.74
            Modified Duration                       4.205                      4.21                     4.266
            Principal Window                Sep10 - Sep10             Sep10 - Sep10             Sep10 - Sep10
            Principal Writedown         65,860.97 (0.46%)        554,199.18 (3.85%)     3,750,766.92 (26.05%)
            Total Collat Loss     130,024,122.05 (14.00%)   130,450,265.32 (14.04%)   133,231,489.13 (14.34%)
-------------------------------------------------------------------------------------------------------------
Class M-7   CDR (%)                                 14.80                     14.95                     15.44
            Yield (%)                              6.1398                    4.8577                    0.0996
            WAL                                      5.09                      5.08                      4.84
            Modified Duration                        4.32                     4.332                      4.32
            Principal Window                Dec10 - Dec10             Dec10 - Dec10             Nov10 - Nov10
            Principal Writedown         17,435.01 (0.11%)      1,131,049.13 (7.38%)     4,509,239.41 (29.42%)
            Total Collat Loss     117,815,801.19 (12.68%)   118,787,706.66 (12.79%)   121,339,172.01 (13.06%)
-------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity

The assumptions for the sensitivity table below are as follows:

o  The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o  1-month and 6-month LIBOR remain static

o  10% Clean Up Call is not exercised


                            ---------------------------------------------------------
                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
-------------------------------------------------------------------------------------
Class A-1    WAL                5.14     3.52      2.60      1.92      1.30      1.12
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       325      253       192       151        35        29
-------------------------------------------------------------------------------------
Class A-2A   WAL                1.83     1.28      1.00      0.83      0.71      0.63
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        44       30        23        18        15        13
-------------------------------------------------------------------------------------
Class A-2B   WAL                6.25     4.19      3.00      2.12      1.76      1.49
             First Prin Pay       44       30        23        18        15        13
             Last Prin Pay       131       88        65        34        28        23
-------------------------------------------------------------------------------------
Class A-2C   WAL               16.10    11.22      8.35      6.04      2.63      2.20
             First Prin Pay      131       88        65        34        28        23
             Last Prin Pay       325      255       194       153        35        30
-------------------------------------------------------------------------------------
Class M-1    WAL               10.68     7.29      5.63      5.34      7.04      5.80
             First Prin Pay       58       39        43        52        64        53
             Last Prin Pay       302      225       170       133       123       101
-------------------------------------------------------------------------------------
Class M-2    WAL               10.66     7.27      5.56      4.97      5.11      4.22
             First Prin Pay       58       39        41        47        52        43
             Last Prin Pay       295      217       163       127       103        84
-------------------------------------------------------------------------------------
Class M-3    WAL               10.64     7.25      5.52      4.79      4.58      3.79
             First Prin Pay       58       39        40        44        48        39
             Last Prin Pay       286      208       156       122        98        81
-------------------------------------------------------------------------------------
Class M-4    WAL               10.62     7.23      5.48      4.69      4.35      3.60
             First Prin Pay       58       39        39        43        45        37
             Last Prin Pay       278      200       150       117        94        78
-------------------------------------------------------------------------------------
Class M-5    WAL               10.59     7.21      5.45      4.62      4.21      3.49
             First Prin Pay       58       39        39        41        43        36
             Last Prin Pay       271      194       145       113        91        75
-------------------------------------------------------------------------------------
Class M-6    WAL               10.56     7.18      5.42      4.56      4.10      3.39
             First Prin Pay       58       39        38        41        41        34
             Last Prin Pay       263      187       140       109        88        72
-------------------------------------------------------------------------------------
Class M-7    WAL               10.51     7.14      5.38      4.49      4.00      3.31
             First Prin Pay       58       39        38        40        40        33
             Last Prin Pay       254      179       134       104        84        69
-------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised on the first possible date

                            ---------------------------------------------------------
                              50 PPA   75 PPA   100 PPA   125 PPA   150 PPA   175 PPA
-------------------------------------------------------------------------------------
Class A-1    WAL                4.83     3.27      2.41      1.78      1.30      1.12
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay       176      119        88        69        35        29
-------------------------------------------------------------------------------------
Class A-2A   WAL                1.83     1.28      1.00      0.83      0.71      0.63
             First Prin Pay        1        1         1         1         1         1
             Last Prin Pay        44       30        23        18        15        13
-------------------------------------------------------------------------------------
Class A-2B   WAL                6.25     4.19      3.00      2.12      1.76      1.49
             First Prin Pay       44       30        23        18        15        13
             Last Prin Pay       131       88        65        34        28        23
-------------------------------------------------------------------------------------
Class A-2C   WAL               13.70     9.25      6.84      4.87      2.63      2.20
             First Prin Pay      131       88        65        34        28        23
             Last Prin Pay       176      119        88        69        35        30
-------------------------------------------------------------------------------------
Class M-1    WAL                9.79     6.59      5.10      4.93      4.59      3.84
             First Prin Pay       58       39        43        52        55        46
             Last Prin Pay       176      119        88        69        55        46
-------------------------------------------------------------------------------------
Class M-2    WAL                9.79     6.59      5.04      4.57      4.57      3.81
             First Prin Pay       58       39        41        47        52        43
             Last Prin Pay       176      119        88        69        55        46
-------------------------------------------------------------------------------------
Class M-3    WAL                9.79     6.59      5.01      4.40      4.26      3.54
             First Prin Pay       58       39        40        44        48        39
             Last Prin Pay       176      119        88        69        55        46
-------------------------------------------------------------------------------------
Class M-4    WAL                9.79     6.59      4.99      4.31      4.04      3.36
             First Prin Pay       58       39        39        43        45        37
             Last Prin Pay       176      119        88        69        55        46
-------------------------------------------------------------------------------------
Class M-5    WAL                9.79     6.59      4.98      4.26      3.91      3.25
             First Prin Pay       58       39        39        41        43        36
             Last Prin Pay       176      119        88        69        55        46
-------------------------------------------------------------------------------------
Class M-6    WAL                9.79     6.59      4.97      4.21      3.81      3.17
             First Prin Pay       58       39        38        41        41        34
             Last Prin Pay       176      119        88        69        55        46
-------------------------------------------------------------------------------------
Class M-7    WAL                9.79     6.59      4.96      4.17      3.73      3.11
             First Prin Pay       58       39        38        40        40        33
             Last Prin Pay       176      119        88        69        55        46
-------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close of business on October 31, 2005, (ii) daycount convention of 30/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


         Distribution   Excess Spread            Distribution   Excess Spread            Distribution   Excess Spread
Period       Date            (%)        Period       Date            (%)        Period       Date            (%)
------   ------------   -------------   ------   ------------   -------------   ------   ------------   -------------
     1      Dec-05             1.6346       49      Dec-09             5.2106       97      Dec-13             4.8098
     2      Jan-06             2.0994       50      Jan-10             5.0199       98      Jan-14             4.6044
     3      Feb-06             2.0961       51      Feb-10             5.0352       99      Feb-14             4.6105
     4      Mar-06             2.1483       52      Mar-10             5.5294      100      Mar-14             5.1856
     5      Apr-06             2.0868       53      Apr-10             5.0434      101      Apr-14             4.6177
     6      May-06             2.1062       54      May-10             5.1967      102      May-14             4.7965
     7      Jun-06             2.0787       55      Jun-10             5.0313      103      Jun-14             4.6125
     8      Jul-06             2.1026       56      Jul-10             5.1863      104      Jul-14             4.8116
     9      Aug-06             2.0676       57      Aug-10             5.0280      105      Aug-14             4.6381
    10      Sep-06             2.0625       58      Sep-10             5.0656      106      Sep-14             4.6768
    11      Oct-06             2.0988       59      Oct-10             5.2289      107      Oct-14             4.8745
    12      Nov-06             2.0517       60      Nov-10             5.0645      108      Nov-14             4.7041
    13      Dec-06             2.0987       61      Dec-10             5.2116      109      Dec-14             4.9027
    14      Jan-07             2.0416       62      Jan-11             5.0138      110      Jan-15             4.7235
    15      Feb-07             2.0461       63      Feb-11             5.0359      111      Feb-15             4.7536
    16      Mar-07             2.2242       64      Mar-11             5.5565      112      Mar-15             5.3385
    17      Apr-07             2.0459       65      Apr-11             5.0399      113      Apr-15             4.8072
    18      May-07             2.1115       66      May-11             5.2064      114      May-15             5.0041
    19      Jun-07             2.0428       67      Jun-11             5.0297      115      Jun-15             4.8395
    20      Jul-07             2.1129       68      Jul-11             5.1967      116      Jul-15             5.0348
    21      Aug-07             2.0535       69      Aug-11             5.0217      117      Aug-15             4.8751
    22      Sep-07             4.1635       70      Sep-11             5.0373      118      Sep-15             4.9234
    23      Oct-07             4.3026       71      Oct-11             5.2019      119      Oct-15             5.1192
    24      Nov-07             4.1607       72      Nov-11             5.0246      120      Nov-15             4.9597
    25      Dec-07             4.3001       73      Dec-11             5.1912
    26      Jan-08             4.1497       74      Jan-12             4.9917
    27      Feb-08             4.1642       75      Feb-12             5.0106
    28      Mar-08             5.0651       76      Mar-12             5.3644
    29      Apr-08             4.7814       77      Apr-12             5.0139
    30      May-08             4.9209       78      May-12             5.1800
    31      Jun-08             4.7759       79      Jun-12             5.0010
    32      Jul-08             4.9174       80      Jul-12             5.1665
    33      Aug-08             4.9236       81      Aug-12             4.9864
    34      Sep-08             5.0312       82      Sep-12             5.0082
    35      Oct-08             5.1776       83      Oct-12             5.1735
    36      Nov-08             5.0231       84      Nov-12             4.9916
    37      Dec-08             5.1694       85      Dec-12             5.1571
    38      Jan-09             4.9216       86      Jan-13             4.9633
    39      Feb-09             5.0017       87      Feb-13             4.9697
    40      Mar-09             5.5235       88      Mar-13             5.5090
    41      Apr-09             5.0557       89      Apr-13             4.6541
    42      May-09             5.2060       90      May-13             4.8310
    43      Jun-09             5.0450       91      Jun-13             4.6392
    44      Jul-09             5.1940       92      Jul-13             4.8173
    45      Aug-09             5.0436       93      Aug-13             4.6253
    46      Sep-09             5.0840       94      Sep-13             4.6458
    47      Oct-09             5.2320       95      Oct-13             4.8245
    48      Nov-09             5.0655       96      Nov-13             4.6318


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I Cap and Loan Group II Cap. The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (ii) day count convention of actual/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

---------------------------------------------------------------------------------------------------------------------
         Distribution   WAC Cap   Loan Group   Loan Group            Distribution   WAC Cap   Loan Group   Loan Group
Period       Date         (%)     I Cap (%)    II Cap (%)   Period       Date         (%)     I Cap (%)    II Cap (%)
---------------------------------------------------------------------------------------------------------------------
     1      Dec-05      20.7408      20.7933      20.6688       49      Dec-09      12.8895      12.9952      12.7448
     2      Jan-06      21.1609      21.2168      21.0842       50      Jan-10      12.4942      12.5966      12.3541
     3      Feb-06      20.9953      21.0512      20.9185       51      Feb-10      12.5194      12.6109      12.3944
     4      Mar-06      21.0779      21.1398      20.9929       52      Mar-10      13.7303      13.8432      13.5759
     5      Apr-06      20.5728      20.6287      20.4960       53      Apr-10      12.5045      12.6067      12.3647
     6      May-06      20.4049      20.4627      20.3255       54      May-10      12.8568      12.9625      12.7123
     7      Jun-06      20.0203      20.0763      19.9435       55      Jun-10      12.4603      12.5626      12.3205
     8      Jul-06      19.7900      19.8479      19.7105       56      Jul-10      12.8138      12.9194      12.6695
     9      Aug-06      19.3281      19.3842      19.2512       57      Aug-10      12.4227      12.5263      12.2810
    10      Sep-06      18.9301      18.9862      18.8532       58      Sep-10      12.4324      12.5376      12.2885
    11      Oct-06      18.6506      18.7085      18.5711       59      Oct-10      12.7510      12.8588      12.6036
    12      Nov-06      18.1619      18.2179      18.0849       60      Nov-10      12.3553      12.4597      12.2127
    13      Dec-06      17.9080      17.9659      17.8285       61      Dec-10      11.9299      12.0378      11.7824
    14      Jan-07      17.4292      17.4853      17.3523       62      Jan-11      11.5422      11.6466      11.3994
    15      Feb-07      17.0755      17.1316      16.9986       63      Feb-11      11.5409      11.6458      11.3974
    16      Mar-07      17.1392      17.2013      17.0541       64      Mar-11      12.7849      12.9018      12.6252
    17      Apr-07      16.3926      16.4490      16.3151       65      Apr-11      11.5461      11.6514      11.4021
    18      May-07      16.1962      16.2546      16.1162       66      May-11      11.9279      12.0368      11.7791
    19      Jun-07      15.7396      15.7955      15.6630       67      Jun-11      11.5402      11.6456      11.3961
    20      Jul-07      15.5650      15.6217      15.4873       68      Jul-11      11.9218      12.0308      11.7730
    21      Aug-07      15.1314      15.1701      15.0783       69      Aug-11      11.5359      11.6418      11.3911
    22      Sep-07      11.5070      11.5936      11.3881       70      Sep-11      11.5426      11.6492      11.3970
    23      Oct-07      11.7271      11.8163      11.6048       71      Oct-11      11.9257      12.0355      11.7756
    24      Nov-07      11.3965      11.4829      11.2782       72      Nov-11      11.5380      11.6443      11.3927
    25      Dec-07      11.6145      11.7036      11.4925       73      Dec-11      11.9195      12.0294      11.7693
    26      Jan-08      11.2859      11.3717      11.1683       74      Jan-12      11.5321      11.6384      11.3868
    27      Feb-08      11.2377      11.3181      11.1276       75      Feb-12      11.5307      11.6376      11.3846
    28      Mar-08      12.5156      12.6146      12.3800       76      Mar-12      12.3309      12.4442      12.1761
    29      Apr-08      11.8465      11.9391      11.7196       77      Apr-12      11.5337      11.6394      11.3892
    30      May-08      12.0962      12.1919      11.9651       78      May-12      11.9150      12.0244      11.7657
    31      Jun-08      11.7465      11.8390      11.6199       79      Jun-12      11.5277      11.6335      11.3831
    32      Jul-08      11.9997      12.0949      11.8693       80      Jul-12      11.9088      12.0182      11.7594
    33      Aug-08      11.8053      11.8636      11.7255       81      Aug-12      11.5217      11.6276      11.3770
    34      Sep-08      12.0252      12.1249      11.8886       82      Sep-12      11.5188      11.6246      11.3742
    35      Oct-08      12.3369      12.4405      12.1950       83      Oct-12      11.8996      12.0090      11.7502
    36      Nov-08      11.9676      12.0680      11.8303       84      Nov-12      11.5128      11.6186      11.3681
    37      Dec-08      12.2782      12.3817      12.1365       85      Dec-12      11.8934      12.0028      11.7439
    38      Jan-09      11.9100      12.0098      11.7733       86      Jan-13      11.5067      11.6127      11.3620
    39      Feb-09      11.9405      12.0245      11.8256       87      Feb-13      11.5037      11.6097      11.3590
    40      Mar-09      13.8277      13.9491      13.6615       88      Mar-13      12.7329      12.8503      12.5727
    41      Apr-09      12.6232      12.7329      12.4729       89      Apr-13      11.4977      11.6037      11.3529
    42      May-09      12.9630      13.0765      12.8077       90      May-13      11.8778      11.9874      11.7282
    43      Jun-09      12.5690      12.6788      12.4187       91      Jun-13      11.4917      11.5977      11.3468
    44      Jul-09      12.9101      13.0236      12.7547       92      Jul-13      11.8716      11.9812      11.7219
    45      Aug-09      12.5704      12.6694      12.4349       93      Aug-13      11.4856      11.5917      11.3408
    46      Sep-09      12.5916      12.6936      12.4521       94      Sep-13      11.4826      11.5887      11.3377
    47      Oct-09      12.9381      13.0438      12.7935       95      Oct-13      11.8622      11.9719      11.7125
    48      Nov-09      12.5422      12.6445      12.4022       96      Nov-13      11.4766      11.5827      11.3317


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           Loan Group I   Loan Group II
Period   Distribution Date   WAC Cap (%)     Cap (%)         Cap (%)
------   -----------------   -----------   ------------   -------------
    97        Dec-13             11.8560        11.9657         11.7062
    98        Jan-14             11.4705        11.5767         11.3256
    99        Feb-14             11.4675        11.5737         11.3226
   100        Mar-14             12.6928        12.8104         12.5323
   101        Apr-14             11.4615        11.5676         11.3165
   102        May-14             11.8404        11.9501         11.6906
   103        Jun-14             11.4554        11.5616         11.3105
   104        Jul-14             11.8341        11.9438         11.6844
   105        Aug-14             11.4494        11.5555         11.3044
   106        Sep-14             11.4464        11.5525         11.3014
   107        Oct-14             11.8248        11.9345         11.6750
   108        Nov-14             11.4403        11.5465         11.2954
   109        Dec-14             11.8185        11.9282         11.6688
   110        Jan-15             11.4343        11.5404         11.2894
   111        Feb-15             11.4313        11.5374         11.2864
   112        Mar-15             12.6527        12.7702         12.4924
   113        Apr-15             11.4252        11.5313         11.2804
   114        May-15             11.8029        11.9125         11.6534
   115        Jun-15             11.4192        11.5252         11.2745
   116        Jul-15             11.7967        11.9063         11.6472
   117        Aug-15             11.4132        11.5192         11.2685
   118        Sep-15             11.4102        11.5161         11.2656
   119        Oct-15             11.7874        11.8968         11.6380
   120        Nov-15             11.4041        11.5100         11.2596


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $875,403,485. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.77% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.


                                  Swap Schedule
                                  -------------

                             Swap Notional                                Swap Notional
Period   Distribution Date    Amount ($)     Period   Distribution Date     Amount ($)
------   -----------------   -------------   ------   -----------------   -------------
     1        Dec-05           875,403,485       35        Oct-08            36,331,024
     2        Jan-06           858,185,238       36        Nov-08            34,665,309
     3        Feb-06           837,907,380       37        Dec-08            33,075,933
     4        Mar-06           814,633,175       38        Jan-09            31,559,397
     5        Apr-06           788,456,008       39        Feb-09            30,112,359
     6        May-06           759,500,888       40        Mar-09            28,731,633
     7        Jun-06           727,922,451       41        Apr-09            27,414,179
     8        Jul-06           693,906,832       42        May-09            26,157,096
     9        Aug-06           657,671,479       43        Jun-09            24,957,617
    10        Sep-06           619,739,782       44        Jul-09            23,813,101
    11        Oct-06           583,812,763       45        Aug-09            22,721,029
    12        Nov-06           549,810,063       46        Sep-09            21,678,998
    13        Dec-06           517,628,286       47        Oct-09            20,684,713
    14        Jan-07           487,169,608       48        Nov-09            19,735,987
    15        Feb-07           458,341,473       49        Dec-09            18,830,731
    16        Mar-07           431,056,311       50        Jan-10            17,966,955
    17        Apr-07           405,231,269       51        Feb-10            17,142,758
    18        May-07           380,787,956       52        Mar-10            16,356,325
    19        Jun-07           357,652,201       53        Apr-10            15,605,927
    20        Jul-07           335,753,863       54        May-10            14,889,914
    21        Aug-07           315,026,500       55        Jun-10            14,206,709
    22        Sep-07            94,754,310       56        Jul-10            13,554,809
    23        Oct-07            90,156,086       57        Aug-10            12,932,758
    24        Nov-07            85,782,602       58        Sep-10            12,338,307
    25        Dec-07            81,622,785       59        Oct-10            11,202,362
    26        Jan-08            77,666,114       60        Nov-10            10,691,634
    27        Feb-08            73,902,587       61    Dec-10 onwards              0.00
    28        Mar-08            70,322,703
    29        Apr-08            66,917,429
    30        May-08            63,678,181
    31        Jun-08            60,596,802
    32        Jul-08            57,665,536
    33        Aug-08            54,877,016
    34        Sep-08            38,076,748


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans


Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $937,411,593

Number of Mortgage Loans:                                                 6,250

Average Scheduled Principal Balance:                                   $149,986

Weighted Average Gross Coupon:                                            7.535%

Weighted Average Net Coupon: (2)                                          7.025%

Weighted Average Current FICO Score:                                        639

Weighted Average Original LTV Ratio:                                      80.92%

Weighted Average Combined Original LTV Ratio:                             82.50%

Weighted Average Stated Remaining Term (months):                            354

Weighted Average Seasoning(months):                                           2

Weighted Average Months to Roll: (3)                                         23

Weighted Average Gross Margin: (3)                                         6.47%

Weighted Average Initial Rate Cap: (3)                                     2.99%

Weighted Average Periodic Rate Cap: (3)                                    1.02%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.52%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.


                   Distribution by Current Principal Balance

                                                                                            Weighted
                                               Pct. Of                 Weighted               Avg.
                                               Pool By     Weighted      Avg.      Avg.     Combined
  Current Principal  Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
       Balance         Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below           444   $13,329,653       1.42%      10.137%       642    $30,022     95.39%      62.54%       91.34%
 $50,001 - $75,000         778    49,388,463       5.27        8.309        633     63,481     84.06       61.24        86.67
 $75,001 - $100,000        955    84,642,862       9.03        7.902        630     88,631     83.13       58.98        90.45
 $100,001 - $125,000       958   107,656,818      11.48        7.642        630    112,377     82.81       55.92        92.05
 $125,001 - $150,000       811   111,141,596      11.86        7.582        633    137,043     82.60       51.14        93.07
 $150,001 - $200,000       961   166,897,553      17.80        7.439        635    173,671     82.50       45.75        92.19
 $200,001 - $250,000       527   117,733,999      12.56        7.374        638    223,404     82.47       38.50        93.11
 $250,001 - $300,000       328    89,893,905       9.59        7.229        643    274,067     81.85       36.74        93.97
 $300,001 - $350,000       184    59,552,558       6.35        7.293        656    323,655     82.20       20.71        89.58
 $350,001 - $400,000       115    42,999,522       4.59        7.134        641    373,909     81.55       31.51        91.38
 $400,001 - $450,000        78    33,204,218       3.54        7.211        650    425,695     80.58       22.86        94.95
 $450,001 - $500,000        44    21,106,460       2.25        7.252        648    479,692     82.18       31.85        91.04
 $500,001 - $550,000        24    12,619,968       1.35        7.481        640    525,832     82.37       16.47        95.88
 $550,001 - $600,000        18    10,370,112       1.11        7.133        650    576,117     77.76       33.32       100.00
 $600,001 - $650,000        11     7,010,430       0.75        7.114        681    637,312     76.70       36.71       100.00
 $650,001 - $700,000         8     5,448,317       0.58        7.562        704    681,040     77.70       12.34       100.00
 $700,001 & Above            6     4,415,159       0.47        7.100        686    735,860     74.22       17.39       100.00
------------------------------------------------------------------------------------------------------------------------------
 Total:                  6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
==============================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Current Rate          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below                 1      $279,450       0.03%       4.625%       686   $279,450     80.00%     100.00%      100.00%
 5.00 - 5.49%                 22     4,697,309       0.50        5.329        686    213,514     77.73       90.34       100.00
 5.50 - 5.99%                174    37,138,999       3.96        5.819        668    213,443     78.38       60.53        97.79
 6.00 - 6.49%                447    87,608,924       9.35        6.271        658    195,993     78.86       51.36        97.64
 6.50 - 6.99%              1,025   182,343,486      19.45        6.756        644    177,896     79.22       46.79        98.05
 7.00 - 7.49%              1,127   190,319,204      20.30        7.243        639    168,872     80.57       39.71        95.49
 7.50 - 7.99%              1,186   179,915,445      19.19        7.731        633    151,699     81.86       36.33        91.87
 8.00 - 8.49%                704    93,838,732      10.01        8.231        623    133,294     83.88       38.95        88.09
 8.50 - 8.99%                605    77,658,251       8.28        8.728        629    128,361     89.24       47.47        76.78
 9.00% & Above               959    83,611,793       8.92        9.809        628     87,186     93.55       45.81        83.52
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Credit Score           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 740 & Above                 231   $35,572,784       3.79%       7.555%       764   $153,995     85.27%      30.87%       72.47%
 720 - 739                   147    24,747,998       2.64        7.397        728    168,354     84.33       25.63        75.76
 700 - 719                   269    45,063,530       4.81        7.284        708    167,522     83.87       31.51        81.53
 680 - 699                   412    70,399,742       7.51        7.253        689    170,873     83.25       27.35        89.73
 660 - 679                   630   101,788,107      10.86        7.268        669    161,568     81.66       29.41        91.42
 640 - 659                   908   143,115,841      15.27        7.285        649    157,617     81.77       32.92        92.42
 620 - 639                 1,295   193,486,720      20.64        7.505        629    149,411     82.52       37.52        94.48
 600 - 619                   912   129,582,715      13.82        7.686        609    142,086     84.00       59.33        96.41
 580 - 599                   931   117,989,879      12.59        7.792        589    126,735     81.84       66.51        97.05
 560 - 579                   275    40,126,824       4.28        8.197        570    145,916     81.60       66.72        95.50
 540 - 559                   146    21,399,757       2.28        8.143        549    146,574     79.51       77.81        95.77
 520 - 539                    56     8,393,388       0.90        8.503        531    149,882     77.92       78.59        98.46
 500 - 519                    38     5,744,309       0.61        8.450        511    151,166     74.08       73.08        99.08
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Lien               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 First                     5,762  $918,906,979      98.03%       7.474%       638   $159,477     82.16%      43.63%       92.17%
 Second                      488    18,504,614       1.97       10.587        655     37,919     99.46       49.03        96.35
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
     Combined          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Original LTV          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below              127   $17,082,219       1.82%       7.245%       618   $134,506     48.82%      34.64%       94.41%
 60.01 - 70.00%              170    31,758,085       3.39        7.250        619    186,812     66.24       39.48        89.74
 70.01 - 80.00%            3,717   600,255,918      64.03        7.130        642    161,489     79.52       39.76        96.54
 80.01 - 85.00%              291    47,387,710       5.06        7.901        616    162,844     84.37       45.77        84.60
 85.01 - 90.00%              600   103,279,416      11.02        8.076        628    172,132     89.62       42.13        82.08
 90.01 - 95.00%              426    62,145,919       6.63        8.625        637    145,882     94.57       51.18        82.19
 95.01 - 100.00%             919    75,502,327       8.05        9.077        658     82,157     99.81       74.00        85.70
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Original LTV          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below              615   $35,586,832       3.80%       8.983%       637    $57,865     75.16%      42.12%       95.42%
 60.01 - 70.00%              170    31,758,085       3.39        7.250        619    186,812     66.24       39.48        89.74
 70.01 - 80.00%            3,716   600,242,124      64.03        7.130        642    161,529     79.52       39.76        96.54
 80.01 - 85.00%              290    47,370,844       5.05        7.901        616    163,348     84.37       45.75        84.60
 85.01 - 90.00%              592   102,924,060      10.98        8.068        628    173,858     89.62       42.13        82.06
 90.01 - 95.00%              403    61,342,061       6.54        8.602        637    152,214     94.57       51.16        82.30
 95.01 - 100.00%             464    58,187,586       6.21        8.623        659    125,404     99.78       81.47        82.16
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                         Distribution by Documentation

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Documentation         Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Full                      3,166  $409,993,050      43.74%       7.468%       623   $129,499     83.92%     100.00%       92.84%
 Stated                    2,256   389,640,189      41.57        7.591        652    172,713     81.67        0.00        91.26
 Alt                         770   128,025,128      13.66        7.502        643    166,266     80.69        0.00        93.37
 No Doc                       58     9,753,226       1.04        8.576        692    168,159     79.80        0.00        92.09
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Purpose             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Purchase                  4,077  $586,289,457      62.54%       7.538%       646   $143,804     83.45%      40.10%       90.93%
 Cashout Refi              1,726   287,862,056      30.71        7.566        624    166,780     80.77       48.73        94.04
 Rate/term Refi              447    63,260,080       6.75        7.375        633    141,521     81.63       54.77        96.37
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Occupancy           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied            5,719  $864,760,841      92.25%       7.478%       636   $151,208     82.14%      44.02%      100.00%
 Investor                    367    46,786,965       4.99        8.415        684    127,485     87.65       47.28         0.00
 Second Home                 164    25,863,787       2.76        7.876        652    157,706     85.29       27.90         0.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Property Type           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Single Family             4,398  $604,847,577      64.52%       7.578%       634   $137,528     82.56%      47.27%       93.64%
 PUD                       1,260   227,503,842      24.27        7.328        640    180,559     82.08       41.72        92.83
 Condo                       318    47,038,779       5.02        7.827        655    147,921     84.49       33.07        82.32
 2 Family                    173    32,715,572       3.49        7.636        660    189,107     82.16       29.63        83.30
 3-4 Family                   88    22,512,290       2.40        7.639        671    255,821     81.49       15.23        86.87
 Condo Hi-rise                11     2,588,802       0.28        8.166        660    235,346     85.19       15.10        61.44
 Townhouse                     2       204,731       0.02        8.635        621    102,365     60.74       47.13        47.13
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     State               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 FL                          841  $145,627,035      15.54%       7.495%       646   $173,159     82.23%      33.38%       85.01%
 GA                          927   126,934,221      13.54        7.577        634    136,930     83.95       51.53        90.10
 CA                          188    54,704,394       5.84        6.961        649    290,981     79.64       26.28        96.35
 TN                          423    44,648,660       4.76        7.649        628    105,552     82.93       50.82        95.99
 TX                          379    42,763,614       4.56        7.678        635    112,833     82.36       46.80        94.65
 VA                          214    41,806,195       4.46        7.357        639    195,356     80.36       47.73        95.24
 NC                          293    35,057,151       3.74        7.768        634    119,649     84.36       51.72        90.95
 OH                          297    33,432,526       3.57        7.651        632    112,567     85.09       57.08        93.13
 MA                          128    31,522,680       3.36        7.312        661    246,271     80.67       22.29        94.65
 MD                          133    30,713,659       3.28        7.366        650    230,930     80.28       39.12        94.63
 Other                     2,427   350,201,457      37.36        7.617        635    144,294     82.68       46.45        93.89
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                              Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Zip                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 01841                        12    $3,309,896       0.35%       7.165%       678   $275,825     80.00%       8.58%      100.00%
 30016                        21     2,754,416       0.29        7.314        637    131,163     82.16       68.17        88.57
 30024                         9     2,652,043       0.28        7.387        653    294,671     82.92       44.29       100.00
 93536                         8     2,565,780       0.27        6.738        656    320,722     81.19        7.90        86.60
 30045                        17     2,478,029       0.26        7.663        634    145,766     83.38       47.91       100.00
 34744                        11     2,187,849       0.23        7.337        639    198,895     84.72       25.03        62.90
 38654                        17     2,077,670       0.22        7.591        620    122,216     83.08       74.47       100.00
 38016                        16     2,061,633       0.22        7.120        643    128,852     83.19       55.23       100.00
 06606                         8     2,028,899       0.22        7.376        644    253,612     80.71       10.20       100.00
 34711                        10     1,964,127       0.21        7.196        634    196,413     81.47       17.29        87.52
 Other                     6,121   913,331,249      97.43        7.542        638    149,213     82.51       43.96        92.23
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
   Remaining                                     Pool By     Weighted      Avg.      Avg.     Combined
   Months To           Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
    Maturity             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 1 - 180                     437   $19,532,592       2.08%       9.833%       655    $44,697     93.12%      52.23%       94.58%
 181 - 240                    16     1,408,645       0.15        7.615        646     88,040     85.29       79.22       100.00
 241 - 360                 5,797   916,470,356      97.77        7.486        638    158,094     82.27       43.50        92.19
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                       Distribution by Amortization Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Amortization Type       Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM                  2,696  $381,707,210      40.72%       7.631%       625   $141,583     83.18%      46.87%       91.62%
 2 YR ARM IO               1,577   319,795,417      34.11        7.265        657    202,787     81.60       31.21        92.42
 Fixed                       953   112,987,441      12.05        7.574        638    118,560     80.75       60.51        93.36
 3 YR ARM IO                 211    39,368,690       4.20        7.472        644    186,581     83.16       53.62        90.58
 3 YR ARM                    264    39,260,586       4.19        7.763        606    148,714     82.74       54.72        91.65
 FIXED IO                    105    14,525,794       1.55        7.850        656    138,341     83.03       46.06        96.19
 FIXED 15/30 BLN             354    13,311,444       1.42       10.577        655     37,603     99.45       50.07        95.38
 5 YR ARM IO                  43     9,042,541       0.96        6.958        664    210,292     79.39       36.93        98.08
 FIXED 30/40 BLN              22     3,852,262       0.41        7.197        636    175,103     79.50       58.24        95.07
 5 YR ARM                     25     3,560,207       0.38        7.627        634    142,408     82.14       38.77        89.29
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                      Distribution by Initial Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
    Initial            Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Periodic Cap           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%                  4      $431,070       0.05%       7.887%       652   $107,768     88.31%      73.32%       73.32%
 1.01 - 1.50%                 38     5,614,095       0.60        7.192        635    147,739     83.93       51.45        86.40
 1.51 - 2.00%                  8     1,390,480       0.15        7.490        648    173,810     78.89       50.95        92.18
 2.51 - 3.00%              4,740   781,188,239      83.33        7.478        638    164,808     82.45       40.91        91.97
 3.01 - 3.50%                 13     1,956,352       0.21        7.202        643    150,489     85.27       36.23        97.07
 3.51 - 4.00%                  1        67,148       0.01        7.260        691     67,148     80.00        0.00       100.00
 4.51 - 5.00%                  3       640,239       0.07        6.515        639    213,413     85.07      100.00       100.00
 5.51 - 6.00%                  9     1,447,028       0.15        7.600        629    160,781     85.13       82.48       100.00
 N/A                       1,434   144,676,942      15.43        7.868        641    100,890     82.67       58.04        93.88
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                          Distribution by Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Periodic Cap           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%              4,649  $764,911,702      81.60%       7.476%       639   $164,533     82.48%      40.55%       91.97%
 1.01 - 1.50%                163    26,870,903       2.87        7.457        612    164,852     82.08       56.81        91.22
 1.51 - 2.00%                  4       952,047       0.10        6.406        661    238,012     82.36       59.35       100.00
 N/A                       1,434   144,676,942      15.43        7.868        641    100,890     82.67       58.04        93.88
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Aggregate Mortgage Loans

                      Distribution by Months to Rate Reset

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
   Months To           Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Rate Reset            Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 13 - 24                   4,273  $701,502,628      74.83%       7.464%       639   $164,171     82.46%      39.73%       91.98%
 25 - 36                     475    78,629,276       8.39        7.617        625    165,535     82.95       54.17        91.11
 49 & Above                   68    12,602,748       1.34        7.147        655    185,335     80.17       37.45        95.60
 N/A                       1,434   144,676,942      15.43        7.868        641    100,890     82.67       58.04        93.88
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                       Distribution by Life Maximum Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Life Maximum Rate       Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below              154   $33,355,747       3.56%       5.788%       669   $216,596     79.25%      61.60%       98.58%
 12.00 - 12.49%              362    69,581,990       7.42        6.266        656    192,215     78.91       47.50        97.69
 12.50 - 12.99%              829   152,006,984      16.22        6.732        646    183,362     79.65       43.74        97.87
 13.00 - 13.49%              933   163,162,399      17.41        7.209        640    174,879     80.68       37.22        95.70
 13.50 - 13.99%              989   155,796,484      16.62        7.676        635    157,529     81.79       33.51        92.10
 14.00 - 14.49%              568    82,397,116       8.79        8.146        623    145,065     83.57       37.76        88.17
 14.50 - 14.99%              502    71,425,066       7.62        8.630        628    142,281     89.41       46.31        77.26
 15.00 - 15.49%              232    32,825,142       3.50        9.097        616    141,488     90.76       46.21        78.29
 15.50 - 15.99%              173    23,287,941       2.48        9.599        627    134,612     92.96       41.98        78.73
 16.00% & Above               74     8,895,783       0.95       10.225        609    120,213     91.29       43.40        88.02
 N/A                       1,434   144,676,942      15.43        7.868        641    100,890     82.67       58.04        93.88
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


                             Distribution by Margin

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Margin             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below               255   $49,327,297       5.26%       6.289%       663   $193,440     79.56%      57.85%       98.05%
 5.00 - 5.49%                350    65,219,486       6.96        6.342        655    186,341     79.19       45.35        97.66
 5.50 - 5.99%                845   153,735,053      16.40        6.816        642    181,935     79.87       44.12        97.51
 6.00 - 6.49%                944   165,208,732      17.62        7.257        641    175,009     80.86       36.18        95.71
 6.50 - 6.99%                960   154,259,210      16.46        7.632        635    160,687     81.67       33.82        91.23
 7.00% & Above             1,462   204,984,875      21.87        8.671        624    140,209     88.07       43.00        82.01
 N/A                       1,434   144,676,942      15.43        7.868        641    100,890     82.67       58.04        93.88
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    6,250  $937,411,593     100.00%       7.535%       639   $149,986     82.50%      43.74%       92.25%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $792,734,651

Number of Mortgage Loans:                                                 4,816

Average Scheduled Principal Balance:                                   $164,604

Weighted Average Gross Coupon:                                            7.474%

Weighted Average Net Coupon: (2)                                          6.964%

Weighted Average Current FICO Score:                                        638

Weighted Average Original LTV Ratio:                                      82.47%

Weighted Average Combined Original LTV Ratio:                             82.47%

Weighted Average Stated Remaining Term (months):                            358

Weighted Average Seasoning(months):                                           2

Weighted Average Months to Roll: (3)                                         23

Weighted Average Gross Margin: (3)                                         6.47%

Weighted Average Initial Rate Cap: (3)                                     2.99%

Weighted Average Periodic Rate Cap: (3)                                    1.02%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.52%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.


                   Distribution by Current Principal Balance

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
  Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
       Balance           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below              31    $1,489,253       0.19%       8.557%       637    $48,040     85.56%      63.86%       67.22%
 $50,001 - $75,000           550    35,013,975       4.42        8.106        630     63,662     83.88       63.29        86.58
 $75,001 - $100,000          730    64,586,348       8.15        7.807        628     88,474     83.49       58.47        90.02
 $100,001 - $125,000         790    88,843,643      11.21        7.613        628    112,460     82.93       55.41        92.25
 $125,001 - $150,000         676    92,587,123      11.68        7.584        632    136,963     82.93       49.37        92.57
 $150,001 - $200,000         836   145,001,950      18.29        7.458        634    173,447     82.85       44.06        91.82
 $200,001 - $250,000         458   102,281,781      12.90        7.393        638    223,323     82.54       37.62        92.74
 $250,001 - $300,000         292    79,942,076      10.08        7.267        643    273,774     81.87       32.68        93.22
 $300,001 - $350,000         168    54,460,979       6.87        7.305        656    324,172     82.60       18.54        89.18
 $350,001 - $400,000         109    40,745,291       5.14        7.167        640    373,810     81.55       28.66        90.90
 $400,001 - $450,000          71    30,231,012       3.81        7.233        651    425,789     81.04       19.49        94.46
 $450,001 - $500,000          42    20,112,838       2.54        7.283        646    478,877     81.80       28.48        90.59
 $500,001 - $550,000          23    12,100,817       1.53        7.399        641    526,122     82.47       17.17        95.70
 $550,001 - $600,000          17     9,796,081       1.24        7.148        652    576,240     77.82       29.41       100.00
 $600,001 - $650,000          10     6,361,007       0.80        7.166        684    636,101     78.76       30.24       100.00
 $650,001 - $700,000           7     4,765,317       0.60        7.532        703    680,760     77.37       14.10       100.00
 $700,001 & Above              6     4,415,159       0.56        7.100        686    735,860     74.22       17.39       100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Current Rate          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below                 1      $279,450       0.04%       4.625%       686   $279,450     80.00%     100.00%      100.00%
 5.00 - 5.49%                 15     3,349,867       0.42        5.330        678    223,324     80.00       93.04       100.00
 5.50 - 5.99%                144    32,107,976       4.05        5.810        667    222,972     79.31       59.20        97.45
 6.00 - 6.49%                387    76,488,559       9.65        6.277        657    197,645     78.94       47.19        97.79
 6.50 - 6.99%                854   155,263,304      19.59        6.754        644    181,807     79.56       44.10        97.97
 7.00 - 7.49%                964   166,677,097      21.03        7.243        639    172,902     80.73       37.16        95.22
 7.50 - 7.99%                995   154,888,979      19.54        7.731        633    155,667     82.06       32.85        92.03
 8.00 - 8.49%                547    79,101,456       9.98        8.229        622    144,610     83.93       36.85        88.21
 8.50 - 8.99%                470    66,542,063       8.39        8.727        630    141,579     89.83       47.04        75.30
 9.00% & Above               439    58,035,900       7.32        9.555        623    132,200     92.45       44.43        79.22
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Credit Score           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 740 & Above                 166   $30,171,613       3.81%       7.534%       765   $181,757     85.54%      27.03%       72.02%
 720 - 739                   113    22,038,942       2.78        7.351        728    195,035     84.07       24.20        75.33
 700 - 719                   205    36,865,105       4.65        7.297        708    179,830     83.42       25.33        78.40
 680 - 699                   308    59,223,419       7.47        7.198        689    192,284     83.05       24.11        89.56
 660 - 679                   476    86,525,272      10.91        7.161        669    181,776     81.18       27.10        91.05
 640 - 659                   666   116,720,186      14.72        7.189        649    175,256     81.54       28.42        92.25
 620 - 639                 1,006   164,161,199      20.71        7.412        629    163,182     82.37       34.95        94.65
 600 - 619                   719   108,634,677      13.70        7.665        609    151,091     84.38       57.03        95.84
 580 - 599                   726   102,105,042      12.88        7.715        589    140,641     81.94       64.93        96.92
 560 - 579                   227    34,804,303       4.39        8.185        570    153,323     82.49       66.23        95.45
 540 - 559                   121    18,597,475       2.35        8.118        549    153,698     80.58       75.69        95.88
 520 - 539                    49     7,469,683       0.94        8.526        531    152,443     78.03       75.94        98.26
 500 - 519                    34     5,417,735       0.68        8.374        511    159,345     73.72       71.46        99.02
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Lien               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 First                     4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
     Combined          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Original LTV          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               70   $10,512,296       1.33%       7.340%       610   $150,176     48.68%      22.14%       96.45%
 60.01 - 70.00%               97    21,736,718       2.74        7.385        616    224,090     66.50       28.95        90.01
 70.01 - 80.00%            3,198   528,885,617      66.72        7.108        642    165,380     79.59       37.96        96.73
 80.01 - 85.00%              231    39,493,659       4.98        7.953        612    170,968     84.43       40.65        84.33
 85.01 - 90.00%              484    88,809,782      11.20        8.100        626    183,491     89.65       38.78        80.74
 90.01 - 95.00%              349    53,911,912       6.80        8.659        637    154,475     94.61       49.43        80.41
 95.01 - 100.00%             387    49,384,669       6.23        8.663        660    127,609     99.80       79.98        79.58
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Original LTV          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               70   $10,512,296       1.33%       7.340%       610   $150,176     48.68%      22.14%       96.45%
 60.01 - 70.00%               97    21,736,718       2.74        7.385        616    224,090     66.50       28.95        90.01
 70.01 - 80.00%            3,198   528,885,617      66.72        7.108        642    165,380     79.59       37.96        96.73
 80.01 - 85.00%              231    39,493,659       4.98        7.953        612    170,968     84.43       40.65        84.33
 85.01 - 90.00%              484    88,809,782      11.20        8.100        626    183,491     89.65       38.78        80.74
 90.01 - 95.00%              349    53,911,912       6.80        8.659        637    154,475     94.61       49.43        80.41
 95.01 - 100.00%             387    49,384,669       6.23        8.663        660    127,609     99.80       79.98        79.58
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                         Distribution by Documentation

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Documentation         Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Stated                    1,831  $349,005,359      44.03%       7.491%       652   $190,609     81.49%       0.00%       91.51%
 Full                      2,309   326,021,993      41.13        7.412        621    141,196     84.12      100.00        92.12
 Alt                         622   108,397,512      13.67        7.518        642    174,273     80.92        0.00        92.79
 No Doc                       54     9,309,787       1.17        8.566        691    172,403     79.71        0.00        93.12
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Purpose             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Purchase                  3,336  $525,822,344      66.33%       7.446%       646   $157,621     83.14%      39.24%       90.48%
 Cashout Refi              1,190   220,156,502      27.77        7.565        620    185,005     81.02       43.72        94.52
 Rate/term Refi              290    46,755,806       5.90        7.366        631    161,227     81.77       50.08        96.46
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Occupancy           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied            4,385  $728,942,408      91.95%       7.410%       635   $166,235     82.01%      41.20%      100.00%
 Investor                    297    40,288,183       5.08        8.436        686    135,650     88.97       48.35         0.00
 Second Home                 134    23,504,060       2.96        7.833        650    175,403     85.69       26.47         0.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Property Type           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Single Family             3,298  $497,703,292      62.78%       7.518%       633   $150,911     82.47%      44.30%       93.28%
 PUD                       1,028   199,962,812      25.22        7.271        640    194,516     82.16       39.97        92.44
 Condo                       268    42,778,147       5.40        7.797        655    159,620     84.46       31.86        81.56
 2 Family                    136    29,339,617       3.70        7.533        661    215,732     82.04       28.24        85.84
 3-4 Family                   76    20,419,179       2.58        7.581        672    268,673     81.70       15.76        89.38
 Condo Hi-rise                 9     2,435,106       0.31        7.922        660    270,567     84.26       14.71        59.01
 Townhouse                     1        96,499       0.01        8.730        571     96,499     95.00      100.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     State               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 FL                          640  $119,113,178      15.03%       7.514%       646   $186,114     83.14%      29.13%       83.05%
 GA                          730   108,333,724      13.67        7.503        633    148,402     83.86       51.47        89.85
 CA                          137    47,262,239       5.96        6.771        650    344,980     79.24       22.34        95.89
 TN                          309    36,304,671       4.58        7.589        627    117,491     82.46       52.15        95.85
 VA                          154    34,241,046       4.32        7.394        637    222,344     80.74       38.48        95.69
 TX                          276    33,025,399       4.17        7.645        635    119,657     82.75       46.77        94.97
 NC                          228    30,081,781       3.79        7.660        633    131,938     84.25       51.58        92.04
 MA                          111    29,410,621       3.71        7.234        661    264,961     80.24       20.24        95.42
 OH                          234    28,059,591       3.54        7.610        633    119,913     84.85       54.00        92.45
 MD                          111    27,628,123       3.49        7.371        649    248,902     80.35       37.26        94.71
 Other                     1,886   299,274,280      37.75        7.538        634    158,682     82.39       43.62        93.75
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                              Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Zip                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 01841                        12    $3,309,896       0.42%       7.165%       678   $275,825     80.00%       8.58%      100.00%
 30016                        17     2,590,208       0.33        7.226        636    152,365     81.72       67.93        87.85
 30024                         8     2,506,704       0.32        7.221        652    313,338     81.93       41.05       100.00
 93536                         7     2,184,768       0.28        6.819        656    312,110     81.40        9.28        84.26
 34744                         9     1,914,836       0.24        7.198        639    212,760     84.99       26.57        69.83
 30045                        12     1,906,498       0.24        7.871        629    158,875     84.73       39.13       100.00
 38654                        12     1,890,355       0.24        7.275        617    157,530     81.40       75.64       100.00
 38016                        13     1,872,956       0.24        7.142        638    144,074     82.90       52.00       100.00
 06606                         7     1,803,899       0.23        7.382        643    257,700     80.93       11.48       100.00
 01843                         8     1,793,100       0.23        6.964        655    224,138     79.98        0.00       100.00
 Other                     4,711   770,961,431      97.25        7.482        638    163,651     82.49       41.36        91.89
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
   Remaining                                     Pool By     Weighted      Avg.      Avg.     Combined
   Months To           Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
    Maturity             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 241 - 360                 4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                       Distribution by Amortization Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
  Amortization         Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Type               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM                  2,696  $381,707,210      48.15%       7.631%       625   $141,583     83.18%      46.87%       91.62%
 2 YR ARM IO               1,577   319,795,417      40.34        7.265        657    202,787     81.60       31.21        92.42
 3 YR ARM IO                 211    39,368,690       4.97        7.472        644    186,581     83.16       53.62        90.58
 3 YR ARM                    264    39,260,586       4.95        7.763        606    148,714     82.74       54.72        91.65
 5 YR ARM IO                  43     9,042,541       1.14        6.958        664    210,292     79.39       36.93        98.08
 5 YR ARM                     25     3,560,207       0.45        7.627        634    142,408     82.14       38.77        89.29
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                      Distribution by Initial Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
    Initial            Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Periodic Cap           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%                  4      $431,070       0.05%       7.887%       652   $107,768     88.31%      73.32%       73.32%
 1.01 - 1.50%                 38     5,614,095       0.71        7.192        635    147,739     83.93       51.45        86.40
 1.51 - 2.00%                  8     1,390,480       0.18        7.490        648    173,810     78.89       50.95        92.18
 2.51 - 3.00%              4,740   781,188,239      98.54        7.478        638    164,808     82.45       40.91        91.97
 3.01 - 3.50%                 13     1,956,352       0.25        7.202        643    150,489     85.27       36.23        97.07
 3.51 - 4.00%                  1        67,148       0.01        7.260        691     67,148     80.00        0.00       100.00
 4.51 - 5.00%                  3       640,239       0.08        6.515        639    213,413     85.07      100.00       100.00
 5.51 - 6.00%                  9     1,447,028       0.18        7.600        629    160,781     85.13       82.48       100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                          Distribution by Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Periodic Cap           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%              4,649  $764,911,702      96.49%       7.476%       639   $164,533     82.48%      40.55%       91.97%
 1.01 - 1.50%                163    26,870,903       3.39        7.457        612    164,852     82.08       56.81        91.22
 1.51 - 2.00%                  4       952,047       0.12        6.406        661    238,012     82.36       59.35       100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
   Months To           Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Rate Reset            Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 13 - 24                   4,273  $701,502,628      88.49%       7.464%       639   $164,171     82.46%      39.73%       91.98%
 25 - 36                     475    78,629,276       9.92        7.617        625    165,535     82.95       54.17        91.11
 49 & Above                   68    12,602,748       1.59        7.147        655    185,335     80.17       37.45        95.60
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Adjustable Rate Mortgage Loans

                       Distribution by Life Maximum Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Life Maximum Rate       Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below              154   $33,355,747       4.21%       5.788%       669   $216,596     79.25%      61.60%       98.58%
 12.00 - 12.49%              362    69,581,990       8.78        6.266        656    192,215     78.91       47.50        97.69
 12.50 - 12.99%              829   152,006,984      19.18        6.732        646    183,362     79.65       43.74        97.87
 13.00 - 13.49%              933   163,162,399      20.58        7.209        640    174,879     80.68       37.22        95.70
 13.50 - 13.99%              989   155,796,484      19.65        7.676        635    157,529     81.79       33.51        92.10
 14.00 - 14.49%              568    82,397,116      10.39        8.146        623    145,065     83.57       37.76        88.17
 14.50 - 14.99%              502    71,425,066       9.01        8.630        628    142,281     89.41       46.31        77.26
 15.00 - 15.49%              232    32,825,142       4.14        9.097        616    141,488     90.76       46.21        78.29
 15.50 - 15.99%              173    23,287,941       2.94        9.599        627    134,612     92.96       41.98        78.73
 16.00% & Above               74     8,895,783       1.12       10.225        609    120,213     91.29       43.40        88.02
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


                             Distribution by Margin

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Margin             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below               255   $49,327,297       6.22%       6.289%       663   $193,440     79.56%      57.85%       98.05%
 5.00 - 5.49%                350    65,219,486       8.23        6.342        655    186,341     79.19       45.35        97.66
 5.50 - 5.99%                845   153,735,053      19.39        6.816        642    181,935     79.87       44.12        97.51
 6.00 - 6.49%                944   165,208,732      20.84        7.257        641    175,009     80.86       36.18        95.71
 6.50 - 6.99%                960   154,259,210      19.46        7.632        635    160,687     81.67       33.82        91.23
 7.00% & Above             1,462   204,984,875      25.86        8.671        624    140,209     88.07       43.00        82.01
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,816  $792,734,651     100.00%       7.474%       638   $164,604     82.47%      41.13%       91.95%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Fixed Rate Mortgage Loans


Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $144,676,942

Number of Mortgage Loans:                                                 1,434

Average Scheduled Principal Balance:                                   $100,890

Weighted Average Gross Coupon:                                            7.868%

Weighted Average Net Coupon: (2)                                          7.358%

Weighted Average Current FICO Score:                                        641

Weighted Average Original LTV Ratio:                                      72.45%

Weighted Average Combined Original LTV Ratio:                             82.67%

Weighted Average Stated Remaining Term (months):                            332

Weighted Average Seasoning(months):                                           2

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.


                   Distribution by Current Principal Balance

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
  Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
       Balance           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below             413   $11,840,400       8.18%      10.336%       642    $28,669     96.62%      62.37%       94.38%
 $50,001 - $75,000           228    14,374,488       9.94        8.803        642     63,046     84.50       56.23        86.90
 $75,001 - $100,000          225    20,056,514      13.86        8.208        636     89,140     81.96       60.61        91.85
 $100,001 - $125,000         168    18,813,176      13.00        7.778        640    111,983     82.22       58.35        91.12
 $125,001 - $150,000         135    18,554,473      12.82        7.571        640    137,441     80.93       59.96        95.53
 $150,001 - $200,000         125    21,895,603      15.13        7.312        640    175,165     80.21       56.94        94.64
 $200,001 - $250,000          69    15,452,217      10.68        7.248        637    223,945     81.99       44.36        95.54
 $250,001 - $300,000          36     9,951,829       6.88        6.924        643    276,440     81.71       69.35       100.00
 $300,001 - $350,000          16     5,091,579       3.52        7.168        652    318,224     77.96       43.87        93.87
 $350,001 - $400,000           6     2,254,231       1.56        6.547        652    375,705     81.59       83.10       100.00
 $400,001 - $450,000           7     2,973,206       2.06        6.991        641    424,744     75.89       57.09       100.00
 $450,001 - $500,000           2       993,622       0.69        6.624        695    496,811     90.00      100.00       100.00
 $500,001 - $550,000           1       519,151       0.36        9.375        626    519,151     80.00        0.00       100.00
 $550,001 - $600,000           1       574,031       0.40        6.875        625    574,031     76.67      100.00       100.00
 $600,001 - $650,000           1       649,423       0.45        6.600        654    649,423     56.52      100.00       100.00
 $650,001 - $700,000           1       683,000       0.47        7.775        707    683,000     79.98        0.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Fixed Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Current Rate          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%                  7    $1,347,441       0.93%       5.327%       707   $192,492     72.08%      83.62%      100.00%
 5.50 - 5.99%                 30     5,031,023       3.48        5.871        671    167,701     72.47       69.03       100.00
 6.00 - 6.49%                 60    11,120,365       7.69        6.233        668    185,339     78.33       80.11        96.60
 6.50 - 6.99%                171    27,080,183      18.72        6.768        647    158,364     77.24       62.21        98.52
 7.00 - 7.49%                163    23,642,106      16.34        7.244        636    145,044     79.44       57.72        97.32
 7.50 - 7.99%                191    25,026,466      17.30        7.737        633    131,029     80.58       57.86        90.90
 8.00 - 8.49%                157    14,737,276      10.19        8.238        629     93,868     83.63       50.26        87.42
 8.50 - 8.99%                135    11,116,188       7.68        8.738        625     82,342     85.69       50.05        85.62
 9.00% & Above               520    25,575,893      17.68       10.386        640     49,184     96.02       48.95        93.29
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Credit Score           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 740 & Above                  65    $5,401,171       3.73%       7.673%       761    $83,095     83.75%      52.32%       74.94%
 720 - 739                    34     2,709,057       1.87        7.765        730     79,678     86.42       37.28        79.20
 700 - 719                    64     8,198,425       5.67        7.225        708    128,100     85.91       59.29        95.60
 680 - 699                   104    11,176,323       7.73        7.545        689    107,465     84.32       44.50        90.66
 660 - 679                   154    15,262,835      10.55        7.875        669     99,109     84.33       42.49        93.53
 640 - 659                   242    26,395,655      18.24        7.710        649    109,073     82.74       52.82        93.17
 620 - 639                   289    29,325,520      20.27        8.028        629    101,472     83.35       51.89        93.48
 600 - 619                   193    20,948,037      14.48        7.796        609    108,539     82.05       71.28        99.36
 580 - 599                   205    15,884,837      10.98        8.292        589     77,487     81.14       76.65        97.88
 560 - 579                    48     5,322,521       3.68        8.274        571    110,886     75.80       69.94        95.82
 540 - 559                    25     2,802,282       1.94        8.311        550    112,091     72.46       91.88        94.97
 520 - 539                     7       923,705       0.64        8.325        529    131,958     77.06      100.00       100.00
 500 - 519                     4       326,573       0.23        9.710        509     81,643     80.00      100.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Lien               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 First                       946  $126,172,328      87.21%       7.470%       639   $133,375     80.20%      59.36%       93.51%
 Second                      488    18,504,614      12.79       10.587        655     37,919     99.46       49.03        96.35
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
     Combined          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Original LTV          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               57    $6,569,923       4.54%       7.094%       631   $115,262     49.05%      54.65%       91.15%
 60.01 - 70.00%               73    10,021,367       6.93        6.955        624    137,279     65.67       62.32        89.15
 70.01 - 80.00%              519    71,370,300      49.33        7.290        640    137,515     79.00       53.10        95.17
 80.01 - 85.00%               60     7,894,051       5.46        7.645        633    131,568     84.03       71.41        85.97
 85.01 - 90.00%              116    14,469,635      10.00        7.931        640    124,738     89.43       62.69        90.25
 90.01 - 95.00%               77     8,234,007       5.69        8.401        639    106,935     94.30       62.58        93.84
 95.01 - 100.00%             532    26,117,658      18.05        9.860        656     49,093     99.84       62.71        97.26
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Fixed Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Original LTV          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below              545   $25,074,537      17.33%       9.672%       648    $46,008     86.26%      50.50%       94.99%
 60.01 - 70.00%               73    10,021,367       6.93        6.955        624    137,279     65.67       62.32        89.15
 70.01 - 80.00%              518    71,356,507      49.32        7.289        640    137,754     79.00       53.09        95.17
 80.01 - 85.00%               59     7,877,184       5.44        7.641        633    133,512     84.03       71.35        85.94
 85.01 - 90.00%              108    14,114,279       9.76        7.866        639    130,688     89.42       63.19        90.33
 90.01 - 95.00%               54     7,430,150       5.14        8.189        637    137,595     94.32       63.70        96.00
 95.01 - 100.00%              77     8,802,917       6.08        8.402        659    114,324     99.65       89.85        96.65
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


                         Distribution by Documentation

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Documentation         Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Full                        857   $83,971,057      58.04%       7.689%       633    $97,983     83.17%     100.00%       95.67%
 Stated                      425    40,634,830      28.09        8.449        654     95,611     83.22        0.00        89.10
 Alt                         148    19,627,616      13.57        7.415        647    132,619     79.38        0.00        96.62
 No Doc                        4       443,439       0.31        8.793        709    110,860     81.84        0.00        70.48
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Purpose             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi                536   $67,705,554      46.80%       7.568%       636   $126,316     79.95%      65.00%       92.48%
 Purchase                    741    60,467,113      41.79        8.333        647     81,602     86.10       47.51        94.83
 Rate/term Refi              157    16,504,274      11.41        7.398        638    105,123     81.25       68.07        96.13
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Occupancy           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied            1,334  $135,818,433      93.88%       7.841%       639   $101,813     82.84%      59.15%      100.00%
 Investor                     70     6,498,782       4.49        8.284        671     92,840     79.47       40.60         0.00
 Second Home                  30     2,359,727       1.63        8.307        668     78,658     81.28       42.14         0.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Fixed Rate Mortgage Loans

                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Property Type           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Single Family             1,100  $107,144,285      74.06%       7.856%       639    $97,404     82.96%      61.04%       95.31%
 PUD                         232    27,541,031      19.04        7.743        642    118,711     81.47       54.44        95.64
 Condo                        50     4,260,632       2.94        8.121        661     85,213     84.81       45.27        89.85
 2 Family                     37     3,375,955       2.33        8.535        656     91,242     83.26       41.69        61.24
 3-4 Family                   12     2,093,111       1.45        8.205        662    174,426     79.46       10.09        62.37
 Condo Hi-rise                 2       153,695       0.11       12.032        658     76,848     99.99       21.27       100.00
 Townhouse                     1       108,232       0.07        8.550        665    108,232     30.19        0.00         0.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     State               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 FL                          201   $26,513,857      18.33%       7.408%       644   $131,910     78.15%      52.46%       93.83%
 GA                          197    18,600,497      12.86        8.011        640     94,419     84.50       51.91        91.56
 TX                          103     9,738,215       6.73        7.789        633     94,546     81.01       46.91        93.56
 TN                          114     8,343,989       5.77        7.912        632     73,193     84.97       45.01        96.57
 VA                           60     7,565,150       5.23        7.190        646    126,086     78.66       89.57        93.17
 CA                           51     7,442,155       5.14        8.169        643    145,925     82.19       51.31        99.32
 OH                           63     5,372,936       3.71        7.864        632     85,285     86.35       73.15        96.67
 NC                           65     4,975,370       3.44        8.420        642     76,544     85.00       52.54        84.34
 SC                           50     4,532,058       3.13        8.243        630     90,641     83.46       60.91        87.89
 AL                           51     4,343,774       3.00        8.101        634     85,172     82.63       63.58        93.51
 Other                       479    47,248,941      32.66        8.026        644     98,641     84.40       62.27        94.96
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


                              Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Zip                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 55436                         1      $683,000       0.47%       7.775%       707   $683,000     79.98%       0.00%      100.00%
 91006                         1       649,423       0.45        6.600        654    649,423     56.52      100.00       100.00
 81147                         3       613,829       0.42        7.266        680    204,610     85.49      100.00       100.00
 30043                         5       598,437       0.41        7.998        677    119,687     83.51       22.18       100.00
 22310                         1       574,031       0.40        6.875        625    574,031     76.67      100.00       100.00
 30045                         5       571,531       0.40        6.970        652    114,306     78.87       77.22       100.00
 32174                         2       541,151       0.37        7.152        633    270,575     72.57      100.00       100.00
 06114                         3       539,968       0.37        7.814        656    179,989     73.98        0.00        39.83
 19061                         1       519,151       0.36        9.375        626    519,151     80.00        0.00       100.00
 78660                         4       509,033       0.35        7.298        635    127,258     78.79       78.40       100.00
 Other                     1,408   138,877,389      95.99        7.884        640     98,635     82.92       58.05        93.86
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Fixed Rate Mortgage Loans

                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
   Remaining                                     Pool By     Weighted      Avg.      Avg.     Combined
   Months To           Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
    Maturity             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 1 - 180                     437   $19,532,592      13.50%       9.833%       655    $44,697     93.12%      52.23%       94.58%
 181 - 240                    16     1,408,645       0.97        7.615        646     88,040     85.29       79.22       100.00
 241 - 360                   981   123,735,705      85.53        7.561        639    126,132     80.99       58.72        93.70
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


                       Distribution by Amortization Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Amortization Type       Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Fixed                       953  $112,987,441      78.10%       7.574%       638   $118,560     80.75%      60.51%       93.36%
 FIXED IO                    105    14,525,794      10.04        7.850        656    138,341     83.03       46.06        96.19
 FIXED 15/30 BLN             354    13,311,444       9.20       10.577        655     37,603     99.45       50.07        95.38
 FIXED 30/40 BLN              22     3,852,262       2.66        7.197        636    175,103     79.50       58.24        95.07
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    1,434  $144,676,942     100.00%       7.868%       641   $100,890     82.67%      58.04%       93.88%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $542,395,862

Number of Mortgage Loans:                                                 4,248

Average Scheduled Principal Balance:                                   $127,683

Weighted Average Gross Coupon:                                            7.593%

Weighted Average Net Coupon: (2)                                          7.083%

Weighted Average Current FICO Score:                                        636

Weighted Average Original LTV Ratio:                                      81.20%

Weighted Average Combined Original LTV Ratio:                             82.55%

Weighted Average Stated Remaining Term (months):                            355

Weighted Average Seasoning(months):                                           2

Weighted Average Months to Roll: (3)                                         23

Weighted Average Gross Margin: (3)                                         6.52%

Weighted Average Initial Rate Cap: (3)                                     3.00%

Weighted Average Periodic Rate Cap: (3)                                    1.02%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.57%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.


                   Distribution by Current Principal Balance

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
  Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
       Balance           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below             295    $8,657,004       1.60%      10.095%       644    $29,346     95.19%      55.17%       88.40%
 $50,001 - $75,000           627    39,827,932       7.34        8.176        636     63,521     83.55       58.25        84.97
 $75,001 - $100,000          773    68,599,659      12.65        7.824        632     88,745     82.97       55.47        88.99
 $100,001 - $125,000         745    83,707,915      15.43        7.613        631    112,360     82.64       54.34        91.10
 $125,001 - $150,000         584    80,083,759      14.76        7.554        633    137,130     82.41       49.93        90.88
 $150,001 - $200,000         629   108,808,307      20.06        7.441        636    172,986     82.46       44.42        88.50
 $200,001 - $250,000         327    73,092,235      13.48        7.365        638    223,524     82.07       40.21        88.90
 $250,001 - $300,000         168    46,053,966       8.49        7.253        637    274,131     81.11       35.58        90.02
 $300,001 - $350,000          80    25,936,663       4.78        7.305        658    324,208     81.39        3.85        83.60
 $350,001 - $400,000          16     5,776,565       1.07        7.179        646    361,035     77.21        6.30        75.41
 $400,001 & Above              4     1,851,858       0.34        7.318        645    462,964     81.38        0.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Current Rate          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%                 15    $3,009,603       0.55%       5.308%       693   $200,640     78.99%      84.92%      100.00%
 5.50 - 5.99%                 97    17,188,605       3.17        5.807        667    177,202     78.64       69.14        95.24
 6.00 - 6.49%                282    45,030,966       8.30        6.284        654    159,684     78.47       56.23        96.21
 6.50 - 6.99%                674    99,582,996      18.36        6.762        641    147,749     78.84       51.13        97.81
 7.00 - 7.49%                764   109,253,895      20.14        7.242        635    143,002     80.57       41.97        93.01
 7.50 - 7.99%                838   107,872,266      19.89        7.739        631    128,726     81.56       39.32        87.95
 8.00 - 8.49%                534    60,959,009      11.24        8.234        622    114,155     83.97       39.36        85.16
 8.50 - 8.99%                438    50,790,801       9.36        8.725        630    115,961     89.02       46.13        71.98
 9.00% & Above               606    48,707,722       8.98        9.756        631     80,376     93.62       42.29        76.23
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Credit Score           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 740 & Above                 166   $20,165,185       3.72%       7.638%       764   $121,477     85.81%      36.90%       59.25%
 720 - 739                   101    13,436,795       2.48        7.531        728    133,038     86.34       29.98        63.23
 700 - 719                   177    23,346,113       4.30        7.440        708    131,899     85.63       37.70        68.35
 680 - 699                   252    34,155,575       6.30        7.329        689    135,538     83.76       34.70        84.10
 660 - 679                   408    52,955,841       9.76        7.303        669    129,794     81.40       33.90        86.16
 640 - 659                   604    81,917,668      15.10        7.345        648    135,625     82.20       36.85        87.99
 620 - 639                   891   113,012,980      20.84        7.563        629    126,838     82.63       38.01        91.92
 600 - 619                   665    84,291,424      15.54        7.720        609    126,754     83.78       57.69        95.39
 580 - 599                   673    76,780,632      14.16        7.777        589    114,087     81.23       64.77        97.64
 560 - 579                   175    23,910,807       4.41        8.148        570    136,633     79.89       56.34        93.08
 540 - 559                    92    12,205,094       2.25        8.204        549    132,664     78.70       67.13        96.43
 520 - 539                    30     4,266,552       0.79        8.705        530    142,218     76.77       57.87        96.96
 500 - 519                    14     1,951,197       0.36        8.223        508    139,371     73.84       65.23       100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Lien               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 1                         3,959  $533,233,936      98.31%       7.541%       636   $134,689     82.26%      45.50%       88.81%
 2                           289     9,161,927       1.69       10.624        652     31,702     99.49       47.55        94.20
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
     Combined          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Original LTV          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               97   $12,641,471       2.33%       7.414%       616   $130,324     48.64%      20.62%       93.70%
 60.01 - 70.00%              110    17,686,691       3.26        7.267        612    160,788     65.98       34.09        84.81
 70.01 - 80.00%            2,533   339,319,851      62.56        7.177        637    133,960     79.56       44.17        94.80
 80.01 - 85.00%              205    28,585,012       5.27        7.979        614    139,439     84.31       43.20        78.58
 85.01 - 90.00%              399    58,849,201      10.85        8.170        630    147,492     89.58       36.83        75.49
 90.01 - 95.00%              283    37,562,797       6.93        8.561        641    132,731     94.52       46.82        74.36
 95.01 - 100.00%             621    47,750,840       8.80        9.013        658     76,893     99.81       77.15        81.36
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Original LTV          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below              386   $21,803,398       4.02%       8.763%       631    $56,485     70.01%      31.94%       93.91%
 60.01 - 70.00%              110    17,686,691       3.26        7.267        612    160,788     65.98       34.09        84.81
 70.01 - 80.00%            2,533   339,319,851      62.56        7.177        637    133,960     79.56       44.17        94.80
 80.01 - 85.00%              205    28,585,012       5.27        7.979        614    139,439     84.31       43.20        78.58
 85.01 - 90.00%              396    58,659,861      10.81        8.162        630    148,131     89.57       36.90        75.48
 90.01 - 95.00%              269    37,182,282       6.86        8.540        641    138,224     94.51       46.90        74.40
 95.01 - 100.00%             349    39,158,767       7.22        8.662        660    112,203     99.78       83.41        78.23
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                         Distribution by Documentation

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Documentation         Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Full                      2,139  $246,970,168      45.53%       7.481%       626   $115,461     84.20%     100.00%       90.98%
 Stated                    1,505   210,067,571      38.73        7.760        647    139,580     81.40        0.00        85.57
 Alt                         574    80,706,797      14.88        7.452        636    140,604     80.94        0.00        91.04
 No Doc                       30     4,651,326       0.86        8.445        687    155,044     74.74        0.00        91.79
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Purpose             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Purchase                  2,593  $299,266,220      55.17%       7.612%       644   $115,413     83.84%      48.41%       85.17%
 Cashout Refi              1,288   193,437,624      35.66        7.618        625    150,184     80.77       40.67        92.94
 Rate/term Refi              367    49,692,018       9.16        7.381        632    135,401     81.70       47.16        95.63
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Occupancy           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied            3,778  $482,200,323      88.90%       7.514%       631   $127,634     82.02%      46.60%      100.00%
 Investor                    330    40,067,158       7.39        8.443        683    121,416     87.54       42.82         0.00
 Second Home                 140    20,128,382       3.71        7.801        655    143,774     85.32       25.39         0.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Property Type           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Single Family             3,072  $365,995,326      67.48%       7.640%       633   $119,139     82.64%      47.88%       91.40%
 PUD                         783   117,666,800      21.69        7.346        636    150,277     82.12       45.62        87.11
 Condo                       220    28,078,907       5.18        7.893        651    127,631     84.61       39.64        76.79
 2 Family                    121    19,088,003       3.52        7.700        653    157,752     81.33       29.71        77.53
 3-4 Family                   46    10,431,882       1.92        7.624        663    226,780     80.39        8.15        79.84
 Condo Hi-rise                 6     1,134,945       0.21        8.418        649    189,158     85.80       34.45        45.11
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     State               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 GA                          706   $88,353,578      16.29%       7.550%       634   $125,147     83.69%      52.82%       88.65%
 FL                          511    79,130,409      14.59        7.571        642    154,854     81.69       33.16        76.09
 TN                          324    29,878,063       5.51        7.707        628     92,216     83.07       54.92        94.68
 NC                          239    25,425,216       4.69        7.792        636    106,382     84.65       53.36        89.10
 OH                          235    24,652,649       4.55        7.651        632    104,905     84.69       59.09        90.68
 TX                          231    23,064,253       4.25        7.791        632     99,845     82.48       49.26        91.97
 VA                          119    18,902,754       3.49        7.349        643    158,847     79.56       38.52        91.26
 CO                          116    18,710,767       3.45        7.057        637    161,300     82.38       52.87        97.06
 SC                          162    18,188,106       3.35        7.785        634    112,272     83.45       50.93        81.01
 MD                           91    17,791,566       3.28        7.468        643    195,512     80.87       41.45        93.31
 Other                     1,514   198,298,501      36.56        7.615        636    130,977     82.15       42.54        91.98
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                              Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Zip                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 01841                         9    $2,302,400       0.42%       7.070%       664   $255,822     80.00%      12.33%      100.00%
 30016                        18     1,838,686       0.34        7.362        649    102,149     82.80       52.32        82.88
 01843                         9     1,836,563       0.34        7.042        655    204,063     80.34        0.00       100.00
 30017                         9     1,613,316       0.30        7.007        641    179,257     79.69       50.21        81.75
 30349                        14     1,577,197       0.29        7.623        627    112,657     83.19       66.98        92.35
 30045                        10     1,512,037       0.28        7.352        647    151,204     80.95       43.74       100.00
 30043                        11     1,481,671       0.27        7.985        658    134,697     83.77       40.93        87.19
 38016                        12     1,429,159       0.26        7.177        637    119,097     84.60       59.62       100.00
 30253                        11     1,395,462       0.26        7.085        621    126,860     80.36       61.14        66.74
 30213                         9     1,394,232       0.26        7.143        662    154,915     83.95       29.50       100.00
 Other                     4,136   526,015,139      96.98        7.603        636    127,180     82.57       45.72        88.82
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
   Remaining                                     Pool By     Weighted      Avg.      Avg.     Combined
   Months To           Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
    Maturity             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 1 - 180                     233    $8,296,580       1.53%      10.222%       655    $35,608     95.01%      38.78%       90.87%
 181 - 240                     6       453,732       0.08        8.020        649     75,622     91.02       55.43       100.00
 241 - 360                 4,009   533,645,550      98.39        7.552        636    133,112     82.35       45.63        88.86
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                       Distribution by Amortization Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Amortization Type       Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM                  1,976  $242,613,917      44.73%       7.668%       624   $122,780     83.11%      48.00%       88.92%
 2 YR ARM IO               1,036   167,900,362      30.96        7.325        653    162,066     82.12       39.56        88.06
 3 YR ARM                    161    21,346,330       3.94        7.790        606    132,586     81.71       43.47        89.36
 3 YR ARM IO                 152    24,208,810       4.46        7.518        639    159,268     83.30       61.84        88.09
 5 YR ARM                     18     2,479,816       0.46        7.312        636    137,768     81.03       34.42        89.37
 5 YR ARM IO                  30     5,114,348       0.94        6.892        665    170,478     80.98       46.31        96.61
 Fixed                       590    60,755,907      11.20        7.773        637    102,976     80.02       45.20        89.35
 FIXED 15/30 BLN             190     5,968,149       1.10       10.598        656     31,411     99.32       45.66        92.11
 FIXED 30/40 BLN              16     2,131,146       0.39        7.040        647    133,197     82.16       60.77        91.09
 FIXED IO                     79     9,877,078       1.82        7.697        653    125,026     82.81       51.84        94.40
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                      Distribution by Initial Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
    Initial            Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Periodic Cap           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 0.51 - 1.00%                  1      $115,000       0.02%       9.700%       757   $115,000    100.00%       0.00%        0.00%
 1.01 - 1.50%                 19     2,354,945       0.43        7.746        656    123,944     86.46       31.73        67.57
 1.51 - 2.00%                  1       334,000       0.06        6.250        647    334,000     63.62        0.00       100.00
 2.51 - 3.00%              3,333   458,136,406      84.47        7.533        635    137,455     82.65       45.36        88.74
 3.01 - 3.50%                  9       887,647       0.16        7.504        624     98,627     80.64       24.99        93.54
 3.51 - 4.00%                  1        67,148       0.01        7.260        691     67,148     80.00        0.00       100.00
 4.51 - 5.00%                  3       640,239       0.12        6.515        639    213,413     85.07      100.00       100.00
 5.51 - 6.00%                  6     1,128,199       0.21        7.267        640    188,033     84.03       84.49       100.00
 N/A                         875    78,732,279      14.52        7.958        641     89,980     81.89       46.49        90.24
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                          Distribution by Periodic Cap

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Periodic Cap           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 1.00%                     3,274  $449,175,224      82.81%       7.530%       636   $137,195     82.65%      45.53%       88.71%
 1.50%                        96    13,876,313       2.56        7.596        616    144,545     83.04       40.54        86.96
 2.00%                         3       612,047       0.11        6.700        664    204,016     83.68       36.76       100.00
 N/A                         875    78,732,279      14.52        7.958        641     89,980     81.89       46.49        90.24
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                      Distribution by Months to Rate Reset

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
   Months To           Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Rate Reset            Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 13 - 24                   3,012  $410,514,279      75.69%       7.528%       636   $136,293     82.70%      44.55%       88.57%
 25 - 36                     313    45,555,140       8.40        7.646        624    145,544     82.56       53.23        88.69
 49 & Above                   48     7,594,165       1.40        7.029        655    158,212     80.99       42.43        94.25
 N/A                         875    78,732,279      14.52        7.958        641     89,980     81.89       46.49        90.24
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group I Mortgage Loans

                       Distribution by Life Maximum Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Life Maximum Rate       Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 0.00 - 11.99%               100   $17,578,800       3.24%       5.771%       668   $175,788     79.29%      72.63%       97.30%
 12.00 - 12.49%              244    38,566,788       7.11        6.291        653    158,061     79.06       57.79        95.84
 12.50 - 12.99%              557    83,678,002      15.43        6.750        642    150,230     79.24       51.48        97.44
 13.00 - 13.49%              644    92,756,063      17.10        7.222        635    144,031     80.82       41.86        93.29
 13.50 - 13.99%              703    92,290,086      17.02        7.693        632    131,280     81.80       37.92        88.23
 14.00 - 14.49%              427    53,123,873       9.79        8.163        621    124,412     83.92       38.80        85.88
 14.50 - 14.99%              378    47,191,972       8.70        8.631        628    124,846     89.43       47.33        72.85
 15.00 - 15.49%              176    22,025,318       4.06        9.122        621    125,144     91.21       44.24        71.60
 15.50 - 15.99%              108    12,405,195       2.29        9.627        633    114,863     92.91       33.20        70.82
 16.00% & Above               36     4,047,488       0.75       10.324        601    112,430     91.08       39.49        74.97
 N/A                         875    78,732,279      14.52        7.958        641     89,980     81.89       46.49        90.24
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


                             Distribution by Margin

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Margin             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 0.00 - 4.99%                174   $28,394,355       5.23%       6.256%       660   $163,186     79.55%      66.52%       97.03%
 5.00 - 5.49%                238    36,481,561       6.73        6.341        651    153,284     79.38       54.51        95.82
 5.50 - 5.99%                553    82,363,667      15.19        6.811        644    148,940     79.65       50.32        97.11
 6.00 - 6.49%                649    93,752,256      17.28        7.265        634    144,456     80.81       41.04        93.49
 6.50 - 6.99%                681    90,003,764      16.59        7.696        629    132,164     81.64       37.96        88.45
 7.00 - 7.49%                396    48,171,105       8.88        8.172        621    121,644     84.15       41.13        84.97
 7.50 - 7.99%                337    42,465,995       7.83        8.595        630    126,012     89.00       47.24        71.73
 8.00 - 8.49%                181    22,222,308       4.10        9.075        619    122,775     92.24       48.43        77.84
 8.50 - 8.99%                129    15,246,306       2.81        9.450        630    118,188     91.01       32.43        63.42
 9.00 - 9.49%                 29     3,869,375       0.71        9.486        619    133,427     90.42       40.44        68.73
 9.50% & Above                 6       692,893       0.13       10.266        630    115,482     97.83       53.97        55.12
 N/A                         875    78,732,279      14.52        7.958        641     89,980     81.89       46.49        90.24
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    4,248  $542,395,862     100.00%       7.593%       636   $127,683     82.55%      45.53%       88.90%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $463,663,584

Number of Mortgage Loans:                                                 3,373

Average Scheduled Principal Balance:                                   $137,463

Weighted Average Gross Coupon:                                            7.531%

Weighted Average Net Coupon: (2)                                          7.021%

Weighted Average Current FICO Score:                                        635

Weighted Average Original LTV Ratio:                                      82.66%

Weighted Average Combined Original LTV Ratio:                             82.66%

Weighted Average Stated Remaining Term (months):                            358

Weighted Average Seasoning(months):                                           2

Weighted Average Months to Roll: (3)                                         23

Weighted Average Gross Margin: (3)                                         6.52%

Weighted Average Initial Rate Cap: (3)                                     3.00%

Weighted Average Periodic Rate Cap: (3)                                    1.02%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.57%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

(3)   Represents the weighted average of the adjustable rate mortgage loans.



                   Distribution by Current Principal Balance

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
  Current Principal    Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
       Balance           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below              23    $1,131,630       0.24%       8.516%       649    $49,201     85.80%      56.54%       60.39%
 $50,001 - $75,000           476    30,321,680       6.54        8.039        633     63,701     83.79       60.99        85.78
 $75,001 - $100,000          632    55,972,949      12.07        7.761        631     88,565     83.38       56.23        88.93
 $100,001 - $125,000         638    71,771,332      15.48        7.596        630    112,494     82.87       54.85        91.32
 $125,001 - $150,000         512    70,187,916      15.14        7.545        632    137,086     82.80       50.80        90.60
 $150,001 - $200,000         558    96,306,160      20.77        7.454        636    172,592     83.05       44.66        88.23
 $200,001 - $250,000         284    63,551,607      13.71        7.404        637    223,773     82.28       42.12        88.31
 $250,001 - $300,000         155    42,480,161       9.16        7.255        637    274,066     81.25       32.81        89.18
 $300,001 - $350,000          75    24,311,725       5.24        7.313        659    324,156     81.73        2.70        83.79
 $350,001 - $400,000          16     5,776,565       1.25        7.179        646    361,035     77.21        6.30        75.41
 $400,001 & Above              4     1,851,858       0.40        7.318        645    462,964     81.38        0.00       100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Current Rate          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%                 12    $2,384,746       0.51%       5.314%       698   $198,729     78.27%      90.22%      100.00%
 5.50 - 5.99%                 87    15,264,905       3.29        5.799        667    175,459     79.56       71.77        94.64
 6.00 - 6.49%                251    40,395,385       8.71        6.285        651    160,938     78.90       55.28        96.54
 6.50 - 6.99%                576    86,094,795      18.57        6.761        641    149,470     79.22       51.44        97.80
 7.00 - 7.49%                671    96,926,415      20.90        7.240        635    144,451     80.86       41.56        92.66
 7.50 - 7.99%                713    92,923,498      20.04        7.739        630    130,327     82.01       38.12        88.41
 8.00 - 8.49%                417    51,087,686      11.02        8.233        620    122,512     84.29       38.87        85.59
 8.50 - 8.99%                351    43,645,729       9.41        8.722        630    124,347     89.65       47.14        70.32
 9.00% & Above               295    34,940,424       7.54        9.518        627    118,442     92.77       41.52        70.79
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


                          Distribution by Credit Score

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
  Credit Score           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 740 & Above                 122   $17,229,009       3.72%       7.527%       764   $141,221     85.67%      35.92%       60.06%
 720 - 739                    78    11,709,061       2.53        7.462        727    150,116     86.39       30.86        62.50
 700 - 719                   144    20,379,513       4.40        7.477        708    141,524     85.61       34.70        64.96
 680 - 699                   190    27,904,545       6.02        7.284        689    146,866     84.02       34.57        84.03
 660 - 679                   315    45,055,488       9.72        7.226        669    143,033     81.55       34.70        85.46
 640 - 659                   451    66,581,581      14.36        7.236        648    147,631     82.11       35.10        87.77
 620 - 639                   710    96,523,365      20.82        7.486        628    135,948     82.62       37.54        92.18
 600 - 619                   547    72,304,517      15.59        7.683        609    132,184     84.15       57.82        94.81
 580 - 599                   551    68,164,278      14.70        7.690        589    123,710     81.27       64.97        97.51
 560 - 579                   145    20,945,849       4.52        8.097        570    144,454     80.72       56.84        92.69
 540 - 559                    77    10,910,723       2.35        8.133        549    141,698     79.57       65.31        97.30
 520 - 539                    29     4,004,457       0.86        8.795        531    138,085     76.89       55.12        96.76
 500 - 519                    14     1,951,197       0.42        8.223        508    139,371     73.84       65.23       100.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


                              Distribution by Lien

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Lien               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 1                         3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


                     Distribution by Combined Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
     Combined          Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Original LTV          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               58    $8,435,837       1.82%       7.465%       612   $145,445     48.73%      15.08%       95.58%
 60.01 - 70.00%               69    12,394,986       2.67        7.343        603    179,637     66.32       33.75        87.10
 70.01 - 80.00%            2,201   298,778,753      64.44        7.152        637    135,747     79.63       43.71        95.19
 80.01 - 85.00%              175    24,654,881       5.32        7.995        612    140,885     84.34       42.41        77.42
 85.01 - 90.00%              324    50,564,735      10.91        8.150        629    156,064     89.60       36.42        73.98
 90.01 - 95.00%              241    34,045,483       7.34        8.550        642    141,268     94.56       48.53        72.92
 95.01 - 100.00%             305    34,788,909       7.50        8.647        659    114,062     99.82       83.12        76.34
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Original LTV          Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below               58    $8,435,837       1.82%       7.465%       612   $145,445     48.73%      15.08%       95.58%
 60.01 - 70.00%               69    12,394,986       2.67        7.343        603    179,637     66.32       33.75        87.10
 70.01 - 80.00%            2,201   298,778,753      64.44        7.152        637    135,747     79.63       43.71        95.19
 80.01 - 85.00%              175    24,654,881       5.32        7.995        612    140,885     84.34       42.41        77.42
 85.01 - 90.00%              324    50,564,735      10.91        8.150        629    156,064     89.60       36.42        73.98
 90.01 - 95.00%              241    34,045,483       7.34        8.550        642    141,268     94.56       48.53        72.92
 95.01 - 100.00%             305    34,788,909       7.50        8.647        659    114,062     99.82       83.12        76.34
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


                         Distribution by Documentation

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
   Documentation         Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Full                      1,694  $210,368,100      45.37%       7.413%       625   $124,184     84.35%     100.00%       90.63%
 Stated                    1,195   182,321,941      39.32        7.673        646    152,571     81.36        0.00        85.74
 Alt                         457    66,634,097      14.37        7.459        635    145,808     81.39        0.00        90.15
 No Doc                       27     4,339,445       0.94        8.426        684    160,720     74.78        0.00        94.22
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


                            Distribution by Purpose

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Purpose             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Purchase                  2,147  $268,058,039      57.81%       7.530%       643   $124,852     83.59%      48.08%       84.53%
 Cashout Refi                965   156,183,022      33.68        7.585        623    161,848     81.33       40.45        93.99
 Rate/term Refi              261    39,422,523       8.50        7.327        631    151,044     81.60       46.42        95.80
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


                           Distribution by Occupancy

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     Occupancy           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied            2,988  $411,150,379      88.67%       7.443%       630   $137,601     82.01%      46.37%      100.00%
 Investor                    268    34,230,890       7.38        8.472        685    127,727     88.94       44.35         0.00
 Second Home                 117    18,282,315       3.94        7.760        653    156,259     85.54       24.73         0.00
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                         Distribution by Property Type

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
 Property Type           Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 Single Family             2,406  $308,016,200      66.43%       7.581%       632   $128,020     82.73%      47.97%       91.13%
 PUD                         644   103,157,938      22.25        7.280        636    160,183     82.33       45.60        86.46
 Condo                       187    25,567,868       5.51        7.899        649    136,727     84.66       38.60        76.09
 2 Family                     93    16,708,937       3.60        7.578        654    179,666     81.32       26.97        81.73
 3-4 Family                   39     9,231,390       1.99        7.541        665    236,702     80.98        9.21        84.39
 Condo Hi-rise                 4       981,250       0.21        7.852        647    245,313     83.57       36.51        36.51
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


                             Distribution by State

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
     State               Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 GA                          564   $74,280,986      16.02%       7.492%       633   $131,704     83.73%      53.96%       88.39%
 FL                          403    65,233,849      14.07        7.603        642    161,871     83.05       32.58        73.51
 TN                          229    23,645,422       5.10        7.645        627    103,255     82.55       57.50        94.07
 NC                          184    21,488,056       4.63        7.653        634    116,783     84.33       53.92        90.22
 OH                          193    21,400,912       4.62        7.577        631    110,886     84.58       58.21        90.10
 TX                          171    17,806,758       3.84        7.758        631    104,133     82.93       51.35        92.36
 CO                          101    17,287,848       3.73        6.958        635    171,167     81.82       51.64        96.82
 VA                           94    16,532,767       3.57        7.279        643    175,881     79.77       34.05        91.47
 MD                           78    16,085,974       3.47        7.494        639    206,230     81.12       42.16        93.78
 MA                           69    15,755,177       3.40        7.169        654    228,336     79.37       20.86        91.46
 Other                     1,287   174,145,833      37.56        7.578        633    135,311     82.40       44.57        91.21
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================

                              Distribution by Zip

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
                                                 Pool By     Weighted      Avg.      Avg.     Combined
                       Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
      Zip                Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 01841                         9    $2,302,400       0.50%       7.070%       664   $255,822     80.00%      12.33%      100.00%
 01843                         8     1,793,100       0.39        6.964        655    224,138     79.98        0.00       100.00
 30016                        14     1,674,478       0.36        7.231        650    119,606     82.19       50.39        81.20
 30017                         8     1,496,455       0.32        6.882        640    187,057     78.89       54.13        80.32
 30349                        11     1,402,363       0.30        7.433        633    127,488     83.98       64.88        91.39
 30253                        10     1,276,353       0.28        7.058        619    127,635     80.40       66.84        63.64
 38016                         9     1,240,482       0.27        7.220        629    137,831     84.39       55.41       100.00
 30039                         8     1,180,814       0.25        6.923        634    147,602     79.96       45.83       100.00
 30213                         7     1,140,266       0.25        7.120        652    162,895     84.16       36.07       100.00
 32738                         8     1,135,102       0.24        7.877        638    141,888     84.52       36.60        75.20
 Other                     3,281   449,021,770      96.84        7.543        635    136,855     82.70       45.57        88.63
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                                                                              Weighted
                                                 Pct. Of                 Weighted               Avg.
   Remaining                                     Pool By     Weighted      Avg.      Avg.     Combined
   Months To           Number of   Principal    Principal   Avg. Gross   Current   Principal  Original   Pct. Full   Pct. Owner
    Maturity             Loans      Balance      Balance      Coupon       FICO     Balance     LTV         Doc       Occupied
--------------------------------------------------------------------------------------------------------------------------------
 241 - 360                 3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
--------------------------------------------------------------------------------------------------------------------------------
 Total:                    3,373  $463,663,584     100.00%       7.531%       635   $137,463     82.66%      45.37%       88.67%
================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                        Distribution by Amortization Type

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization          Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                    Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                  1,976   $242,613,917       52.33%      7.668%        624    $122,780      83.11%       48.00%      88.92%
2 YR ARM IO               1,036    167,900,362       36.21       7.325         653     162,066      82.12        39.56       88.06
3 YR ARM                    161     21,346,330        4.60       7.790         606     132,586      81.71        43.47       89.36
3 YR ARM IO                 152     24,208,810        5.22       7.518         639     159,268      83.30        61.84       88.09
5 YR ARM                     18      2,479,816        0.53       7.312         636     137,768      81.03        34.42       89.37
5 YR ARM IO                  30      5,114,348        1.10       6.892         665     170,478      80.98        46.31       96.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,373   $463,663,584      100.00%      7.531%        635    $137,463      82.66%       45.37%      88.67%
===================================================================================================================================

                      Distribution by Initial Periodic Cap

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Initial               Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Periodic Cap            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                  1       $115,000        0.02%      9.700%        757    $115,000     100.00%        0.00%       0.00%
1.01 - 1.50%                 19      2,354,945        0.51       7.746         656     123,944      86.46        31.73       67.57
1.51 - 2.00%                  1        334,000        0.07       6.250         647     334,000      63.62         0.00      100.00
2.51 - 3.00%              3,333    458,136,406       98.81       7.533         635     137,455      82.65        45.36       88.74
3.01 - 3.50%                  9        887,647        0.19       7.504         624      98,627      80.64        24.99       93.54
3.51 - 4.00%                  1         67,148        0.01       7.260         691      67,148      80.00         0.00      100.00
4.51 - 5.00%                  3        640,239        0.14       6.515         639     213,413      85.07       100.00      100.00
5.51 - 6.00%                  6      1,128,199        0.24       7.267         640     188,033      84.03        84.49      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,373   $463,663,584      100.00%      7.531%        635    $137,463      82.66%       45.37%      88.67%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Periodic Cap            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                     3,274   $449,175,224       96.88%      7.530%        636    $137,195      82.65%       45.53%      88.71%
1.50%                        96     13,876,313        2.99       7.596         616     144,545      83.04        40.54       86.96
2.00%                         3        612,047        0.13       6.700         664     204,016      83.68        36.76      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,373   $463,663,584      100.00%      7.531%        635    $137,463      82.66%       45.37%      88.67%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
Months To             Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Rate Reset              Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13 - 24                   3,012   $410,514,279       88.54%      7.528%        636    $136,293      82.70%       44.55%      88.57%
25 - 36                     313     45,555,140        9.83       7.646         624     145,544      82.56        53.23       88.69
49 & Above                   48      7,594,165        1.64       7.029         655     158,212      80.99        42.43       94.25
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,373   $463,663,584      100.00%      7.531%        635    $137,463      82.66%       45.37%      88.67%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group I Adjustable Rate Mortgage Loans

                        Distribution by Life Maximum Rate

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Life Maximum Rate       Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below              100    $17,578,800        3.79%      5.771%        668    $175,788      79.29%       72.63%      97.30%
12.00 - 12.49%              244     38,566,788        8.32       6.291         653     158,061      79.06        57.79       95.84
12.50 - 12.99%              557     83,678,002       18.05       6.750         642     150,230      79.24        51.48       97.44
13.00 - 13.49%              644     92,756,063       20.01       7.222         635     144,031      80.82        41.86       93.29
13.50 - 13.99%              703     92,290,086       19.90       7.693         632     131,280      81.80        37.92       88.23
14.00 - 14.49%              427     53,123,873       11.46       8.163         621     124,412      83.92        38.80       85.88
14.50 - 14.99%              378     47,191,972       10.18       8.631         628     124,846      89.43        47.33       72.85
15.00 - 15.49%              176     22,025,318        4.75       9.122         621     125,144      91.21        44.24       71.60
15.50 - 15.99%              108     12,405,195        2.68       9.627         633     114,863      92.91        33.20       70.82
16.00% & Above               36      4,047,488        0.87      10.324         601     112,430      91.08        39.49       74.97
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,373   $463,663,584      100.00%      7.531%        635    $137,463      82.66%       45.37%      88.67%
===================================================================================================================================

                             Distribution by Margin

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Margin                  Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below               174    $28,394,355        6.12%      6.256%        660    $163,186      79.55%       66.52%      97.03%
5.00 - 5.49%                238     36,481,561        7.87       6.341         651     153,284      79.38        54.51       95.82
5.50 - 5.99%                553     82,363,667       17.76       6.811         644     148,940      79.65        50.32       97.11
6.00 - 6.49%                649     93,752,256       20.22       7.265         634     144,456      80.81        41.04       93.49
6.50 - 6.99%                681     90,003,764       19.41       7.696         629     132,164      81.64        37.96       88.45
7.00 - 7.49%                396     48,171,105       10.39       8.172         621     121,644      84.15        41.13       84.97
7.50 - 7.99%                337     42,465,995        9.16       8.595         630     126,012      89.00        47.24       71.73
8.00 - 8.49%                181     22,222,308        4.79       9.075         619     122,775      92.24        48.43       77.84
8.50 - 8.99%                129     15,246,306        3.29       9.450         630     118,188      91.01        32.43       63.42
9.00 - 9.49%                 29      3,869,375        0.83       9.486         619     133,427      90.42        40.44       68.73
9.50% & Above                 6        692,893        0.15      10.266         630     115,482      97.83        53.97       55.12
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    3,373   $463,663,584      100.00%      7.531%        635    $137,463      82.66%       45.37%      88.67%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $78,732,279

Number of Mortgage Loans:                                                   875

Average Scheduled Principal Balance:                                    $89,980

Weighted Average Gross Coupon:                                            7.958%

Weighted Average Net Coupon: (2)                                          7.448%

Weighted Average Current FICO Score:                                        641

Weighted Average Original LTV Ratio:                                      72.60%

Weighted Average Combined Original LTV Ratio:                             81.89%

Weighted Average Stated Remaining Term (months):                            338

Weighted Average Seasoning(months):                                           2

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

                    Distribution by Current Principal Balance

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.        Avg.     Combined
Current Principal     Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Balance                 Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             272     $7,525,374        9.56%     10.332%        643     $27,667      96.60%       54.96%      92.62%
$50,001 - $75,000           151      9,506,252       12.07       8.615         646      62,955      82.80        49.51       82.40
$75,001 - $100,000          141     12,626,710       16.04       8.101         637      89,551      81.14        52.12       89.27
$100,001 - $125,000         107     11,936,583       15.16       7.715         638     111,557      81.24        51.27       89.78
$125,001 - $150,000          72      9,895,843       12.57       7.618         642     137,442      79.65        43.75       92.89
$150,001 - $200,000          71     12,502,147       15.88       7.338         642     176,087      77.87        42.57       90.61
$200,001 - $250,000          43      9,540,629       12.12       7.109         643     221,875      80.67        27.43       92.78
$250,001 - $300,000          13      3,573,804        4.54       7.232         626     274,908      79.42        68.47      100.00
$300,001 - $350,000           5      1,624,938        2.06       7.195         647     324,988      76.31        21.12       80.80
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Current Rate            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                  3       $624,856        0.79%      5.285%        673    $208,285      81.76%       64.67%     100.00%
5.50 - 5.99%                 10      1,923,700        2.44       5.875         670     192,370      71.36        48.23      100.00
6.00 - 6.49%                 31      4,635,581        5.89       6.274         673     149,535      74.69        64.52       93.35
6.50 - 6.99%                 98     13,488,201       17.13       6.769         642     137,635      76.42        49.14       97.87
7.00 - 7.49%                 93     12,327,479       15.66       7.258         642     132,554      78.33        45.22       95.76
7.50 - 7.99%                125     14,948,768       18.99       7.738         635     119,590      78.74        46.77       85.09
8.00 - 8.49%                117      9,871,322       12.54       8.238         632      84,370      82.31        41.88       82.91
8.50 - 8.99%                 87      7,145,072        9.08       8.738         629      82,127      85.18        39.98       82.15
9.00% & Above               311     13,767,299       17.49      10.360         640      44,268      95.77        44.26       90.03
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

                          Distribution by Credit Score

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Credit Score            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                  44     $2,936,175        3.73%      8.290%        763     $66,731      86.61%       42.65%      54.47%
720 - 739                    23      1,727,734        2.19       8.000         731      75,119      86.00        24.03       68.20
700 - 719                    33      2,966,601        3.77       7.186         707      89,897      85.76        58.26       91.68
680 - 699                    62      6,251,030        7.94       7.532         689     100,823      82.61        35.25       84.37
660 - 679                    93      7,900,354       10.03       7.742         669      84,950      80.58        29.36       90.12
640 - 659                   153     15,336,087       19.48       7.820         649     100,236      82.57        44.41       88.96
620 - 639                   181     16,489,615       20.94       8.017         629      91,103      82.71        40.74       90.42
600 - 619                   118     11,986,906       15.22       7.943         609     101,584      81.59        56.86       98.88
580 - 599                   122      8,616,353       10.94       8.462         590      70,626      80.96        63.17       98.61
560 - 579                    30      2,964,957        3.77       8.511         570      98,832      74.00        52.80       95.79
540 - 559                    15      1,294,371        1.64       8.798         549      86,291      71.39        82.42       89.12
520 - 539                     1        262,095        0.33       7.325         528     262,095      75.00       100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================

                              Distribution by Lien

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Lien                    Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1                           586    $69,570,352       88.36%      7.606%        639    $118,721      79.58%       46.35%      89.72%
2                           289      9,161,927       11.64      10.624         652      31,702      99.49        47.55       94.20
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
Combined              Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Original LTV            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               39     $4,205,634        5.34%      7.313%        624    $107,837      48.45%       31.72%      89.93%
60.01 - 70.00%               41      5,291,705        6.72       7.089         632     129,066      65.19        34.89       79.45
70.01 - 80.00%              332     40,541,098       51.49       7.364         642     122,112      79.02        47.56       91.94
80.01 - 85.00%               30      3,930,131        4.99       7.876         626     131,004      84.07        48.18       85.91
85.01 - 90.00%               75      8,284,466       10.52       8.293         636     110,460      89.42        39.37       84.67
90.01 - 95.00%               42      3,517,314        4.47       8.669         638      83,746      94.10        30.27       88.35
95.01 - 100.00%             316     12,961,931       16.46       9.995         654      41,019      99.76        61.13       94.84
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Original LTV            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              328    $13,367,561       16.98%      9.582%        643     $40,755      83.44%       42.57%      92.86%
60.01 - 70.00%               41      5,291,705        6.72       7.089         632     129,066      65.19        34.89       79.45
70.01 - 80.00%              332     40,541,098       51.49       7.364         642     122,112      79.02        47.56       91.94
80.01 - 85.00%               30      3,930,131        4.99       7.876         626     131,004      84.07        48.18       85.91
85.01 - 90.00%               72      8,095,126       10.28       8.233         635     112,432      89.42        39.91       84.87
90.01 - 95.00%               28      3,136,800        3.98       8.422         637     112,029      94.01        29.14       90.52
95.01 - 100.00%              44      4,369,858        5.55       8.776         661      99,315      99.46        85.77       93.26
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

                          Distribution by Documentation

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Documentation           Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                        445    $36,602,068       46.49%      7.877%        633     $82,252      83.35%      100.00%      92.99%
Stated                      310     27,745,630       35.24       8.330         650      89,502      81.63         0.00       84.42
Alt                         117     14,072,699       17.87       7.417         640     120,279      78.79         0.00       95.28
No Doc                        3        311,881        0.40       8.713         722     103,960      74.19         0.00       58.03
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Purpose                 Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                323    $37,254,602       47.32%      7.756%        636    $115,339      78.45%       41.59%      88.57%
Purchase                    446     31,208,182       39.64       8.320         647      69,974      85.96        51.18       90.67
Rate/term Refi              106     10,269,495       13.04       7.587         636      96,882      82.05        50.00       95.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================

                            Distribution by Occupancy

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Occupancy               Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied              790    $71,049,944       90.24%      7.925%        637     $89,937      82.07%       47.91%     100.00%
Investor                     62      5,836,268        7.41       8.273         675      94,133      79.31        33.85        0.00
Second Home                  23      1,846,067        2.34       8.198         675      80,264      83.14        31.90        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Property Type           Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family               666    $57,979,126       73.64%      7.957%        639     $87,056      82.20%       47.44%      92.78%
PUD                         139     14,508,862       18.43       7.816         639     104,380      80.67        45.76       91.73
Condo                        33      2,511,038        3.19       7.831         668      76,092      84.06        50.21       84.01
2 Family                     28      2,379,065        3.02       8.558         650      84,967      81.35        48.96       48.06
3-4 Family                    7      1,200,492        1.52       8.260         653     171,499      75.87         0.00       44.87
Condo Hi-rise                 2        153,695        0.20      12.032         658      76,848      99.99        21.27      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Group I Fixed Rate Mortgage Loans

                              Distribution by State

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
State                   Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
GA                          142    $14,072,592       17.87%      7.854%        640     $99,103      83.49%       46.80%      90.06%
FL                          108     13,896,559       17.65       7.421         641     128,672      75.32        35.85       88.23
TN                           95      6,232,641        7.92       7.942         631      65,607      85.02        45.13       97.00
TX                           60      5,257,495        6.68       7.903         633      87,625      80.97        42.17       90.68
NC                           55      3,937,161        5.00       8.554         645      71,585      86.42        50.31       82.96
OH                           42      3,251,737        4.13       8.132         633      77,422      85.38        64.93       94.49
SC                           39      2,904,862        3.69       8.444         640      74,484      84.16        52.86       81.11
VA                           25      2,369,987        3.01       7.840         648      94,799      78.11        69.72       89.79
AL                           27      2,073,135        2.63       7.799         647      76,783      79.65        51.89       86.40
CA                           13      1,993,319        2.53       7.843         634     153,332      82.75        35.12       97.44
Other                       269     22,742,790       28.89       8.213         645      84,546      83.23        48.14       91.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================

                               Distribution by Zip

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Zip                     Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
06114                         3       $539,968        0.69%      7.814%        656    $179,989      73.98%        0.00%      39.83%
30045                         3        513,737        0.65       6.602         657     171,246      76.73        74.66      100.00
30157                         5        482,473        0.61       7.991         637      96,495      83.75        77.08       77.08
23454                         2        462,569        0.59       7.610         687     231,284      88.86       100.00      100.00
30043                         4        454,865        0.58       8.257         672     113,716      84.62        29.18      100.00
34743                         3        444,019        0.56       6.791         621     148,006      74.87         0.00      100.00
81147                         2        429,000        0.54       7.650         688     214,500      84.00       100.00      100.00
33063                         2        417,126        0.53       7.428         644     208,563      84.63       100.00      100.00
30263                         3        389,440        0.49       7.562         661     129,813      83.81        28.00      100.00
31410                         2        374,434        0.48       7.181         643     187,217      80.00        63.91       63.91
Other                       846     74,224,648       94.27       7.986         640      87,736      81.93        45.88       90.42
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
Remaining                                         Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
Months To             Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Maturity                Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                     233     $8,296,580       10.54%     10.222%        655     $35,608      95.01%       38.78%      90.87%
181 - 240                     6        453,732        0.58       8.020         649      75,622      91.02        55.43      100.00
241 - 360                   636     69,981,967       88.89       7.689         639     110,035      80.28        47.34       90.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Amortization Type       Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                       590    $60,755,907       77.17%      7.773%        637    $102,976      80.02%       45.20%      89.35%
FIXED 15/30 BLN             190      5,968,149        7.58      10.598         656      31,411      99.32        45.66       92.11
FIXED 30/40 BLN              16      2,131,146        2.71       7.040         647     133,197      82.16        60.77       91.09
FIXED IO                     79      9,877,078       12.55       7.697         653     125,026      82.81        51.84       94.40
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      875    $78,732,279      100.00%      7.958%        641     $89,980      81.89%       46.49%      90.24%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $395,015,731

Number of Mortgage Loans:                                                 2,002

Average Scheduled Principal Balance:                                   $197,311

Weighted Average Gross Coupon:                                            7.456%

Weighted Average Net Coupon: (2)                                          6.946%

Weighted Average Current FICO Score:                                        642

Weighted Average Original LTV Ratio:                                      80.55%

Weighted Average Combined Original LTV Ratio:                             82.43%

Weighted Average Stated Remaining Term (months):                            352

Weighted Average Seasoning(months):                                           2

Weighted Average Months to Roll: (3)                                         23

Weighted Average Gross Margin: (3)                                         6.41%

Weighted Average Initial Rate Cap: (3)                                     2.98%

Weighted Average Periodic Rate Cap: (3)                                    1.02%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.46%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

      (3) Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                       Number                     Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal        of        Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance                 Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             149     $4,672,649        1.18%     10.216%        638     $31,360      95.76%       76.20%      96.79%
$50,001 - $75,000           151      9,560,531        2.42       8.859         620      63,315      86.18        73.69       93.77
$75,001 - $100,000          182     16,043,203        4.06       8.237         623      88,149      83.81        73.96       96.71
$100,001 - $125,000         213     23,948,903        6.06       7.741         630     112,436      83.38        61.47       95.39
$125,001 - $150,000         227     31,057,837        7.86       7.656         633     136,819      83.08        54.27       98.70
$150,001 - $200,000         332     58,089,246       14.71       7.436         633     174,968      82.59        48.23       99.10
$200,001 - $250,000         200     44,641,764       11.30       7.388         637     223,209      83.12        35.71      100.00
$250,001 - $300,000         160     43,839,939       11.10       7.204         649     274,000      82.63        37.95       98.13
$300,001 - $350,000         104     33,615,894        8.51       7.284         654     323,230      82.82        33.71       94.19
$350,001 - $400,000          99     37,222,957        9.42       7.127         640     375,989      82.23        35.43       93.86
$400,001 & Above            185     92,322,807       23.37       7.255         656     499,042      80.09        25.84       95.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                          Distribution by Current Rate

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Current Rate            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 1       $279,450        0.07%      4.625%        686    $279,450      80.00%      100.00%     100.00%
5.00 - 5.49%                  7      1,687,706        0.43       5.367         674     241,101      75.47       100.00      100.00
5.50 - 5.99%                 77     19,950,393        5.05       5.828         668     259,096      78.16        53.11      100.00
6.00 - 6.49%                165     42,577,958       10.78       6.258         663     258,048      79.29        46.22       99.14
6.50 - 6.99%                351     82,760,490       20.95       6.750         648     235,785      79.68        41.58       98.34
7.00 - 7.49%                363     81,065,309       20.52       7.245         643     223,320      80.57        36.67       98.82
7.50 - 7.99%                348     72,043,180       18.24       7.720         636     207,021      82.30        31.84       97.75
8.00 - 8.49%                170     32,879,724        8.32       8.224         625     193,410      83.72        38.21       93.52
8.50 - 8.99%                167     26,867,451        6.80       8.736         628     160,883      89.66        50.01       85.84
9.00% & Above               353     34,904,070        8.84       9.884         625      98,878      93.44        50.72       93.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Credit Score            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                  65    $15,407,599        3.90%      7.447%        764    $237,040      84.57%       22.98%      89.76%
720 - 739                    46     11,311,203        2.86       7.237         729     245,896      81.95        20.46       90.64
700 - 719                    92     21,717,416        5.50       7.117         707     236,059      81.98        24.87       95.69
680 - 699                   160     36,244,167        9.18       7.181         689     226,526      82.77        20.42       95.04
660 - 679                   222     48,832,266       12.36       7.230         669     219,965      81.93        24.54       97.12
640 - 659                   304     61,198,173       15.49       7.205         649     201,310      81.19        27.67       98.34
620 - 639                   404     80,473,740       20.37       7.423         629     199,192      82.37        36.84       98.07
600 - 619                   247     45,291,291       11.47       7.622         609     183,366      84.41        62.39       98.30
580 - 599                   258     41,209,247       10.43       7.821         589     159,726      82.96        69.74       95.96
560 - 579                   100     16,216,018        4.11       8.269         570     162,160      84.13        82.03       99.08
540 - 559                    54      9,194,663        2.33       8.062         549     170,272      80.60        91.99       94.88
520 - 539                    26      4,126,835        1.04       8.295         531     158,724      79.12       100.00      100.00
500 - 519                    24      3,793,112        0.96       8.566         512     158,046      74.20        77.12       98.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                              Distribution by Lien

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Lien                    Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
                  1       1,803   $385,673,044       97.63%      7.381%        642    $213,906      82.02%       41.05%      96.81%
                  2         199      9,342,687        2.37      10.550         658      46,948      99.43        50.47       98.47
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                      Distribution by Combined Original LTV

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined               Number      Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               30     $4,440,748        1.12%      6.765%        624    $148,025      49.35%       74.55%      96.44%
60.01 - 70.00%               60     14,071,394        3.56       7.227         628     234,523      66.56        46.26       95.93
70.01 - 80.00%            1,184    260,936,066       66.06       7.069         647     220,385      79.47        34.02       98.80
80.01 - 85.00%               86     18,802,698        4.76       7.784         619     218,636      84.46        49.68       93.75
85.01 - 90.00%              201     44,430,215       11.25       7.952         625     221,046      89.68        49.15       90.80
90.01 - 95.00%              143     24,583,122        6.22       8.722         631     171,910      94.64        57.83       94.14
95.01 - 100.00%             298     27,751,487        7.03       9.186         658      93,126      99.83        68.60       93.16
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              229    $13,783,435        3.49%      9.331%        647     $60,190      83.30%       58.23%      97.81%
60.01 - 70.00%               60     14,071,394        3.56       7.227         628     234,523      66.56        46.26       95.93
70.01 - 80.00%            1,183    260,922,273       66.05       7.069         647     220,560      79.47        34.02       98.80
80.01 - 85.00%               85     18,785,832        4.76       7.782         619     221,010      84.46        49.63       93.75
85.01 - 90.00%              196     44,264,199       11.21       7.944         625     225,838      89.68        49.06       90.77
90.01 - 95.00%              134     24,159,779        6.12       8.698         630     180,297      94.66        57.72       94.44
95.01 - 100.00%             115     19,028,819        4.82       8.544         659     165,468      99.77        77.48       90.26
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Stated                      751   $179,572,618       45.46%      7.392%        658    $239,111      81.99%        0.00%      97.92%
Full                      1,027    163,022,882       41.27       7.449         620     158,737      83.50       100.00       95.67
Alt                         196     47,318,332       11.98       7.589         654     241,420      80.25         0.00       97.35
No Doc                       28      5,101,899        1.29       8.695         697     182,211      84.42         0.00       92.35
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Purpose                 Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                  1,484   $287,023,237       72.66%      7.460%        649    $193,412      83.03%       31.43%      96.93%
Cashout Refi                438     94,424,432       23.90       7.460         621     215,581      80.76        65.22       96.28
Rate/term Refi               80     13,568,062        3.43       7.351         636     169,601      81.41        82.64       99.07
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                            Distribution by Occupancy

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Occupancy               Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            1,941   $382,560,518       96.85%      7.432%        641    $197,095      82.29%       40.77%     100.00%
Investor                     37      6,719,808        1.70       8.248         690     181,616      88.33        73.83        0.00
Second Home                  24      5,735,405        1.45       8.141         639     238,975      85.17        36.71        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Property Type           Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family             1,326   $238,852,252       60.47%      7.483%        636    $180,130      82.42%       46.33%      97.07%
PUD                         477    109,837,043       27.81       7.309         644     230,266      82.03        37.55       98.96
Condo                        98     18,959,872        4.80       7.729         662     193,468      84.33        23.35       90.49
2 Family                     52     13,627,569        3.45       7.546         670     262,069      83.33        29.51       91.37
3-4 Family                   42     12,080,408        3.06       7.653         678     287,629      82.44        21.35       92.94
Condo Hi-rise                 5      1,453,856        0.37       7.969         669     290,771      84.72         0.00       74.19
Townhouse                     2        204,731        0.05       8.635         621     102,365      60.74        47.13       47.13
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                              Distribution by State

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
State                   Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
FL                          330    $66,496,626       16.83%      7.404%        650    $201,505      82.87%       33.64%      95.63%
CA                          139     43,335,635       10.97       6.935         650     311,767      79.84        26.13       98.80
GA                          221     38,580,642        9.77       7.640         635     174,573      84.56        48.59       93.41
VA                           95     22,903,441        5.80       7.363         635     241,089      81.02        55.33       98.51
TX                          148     19,699,361        4.99       7.545         639     133,104      82.21        43.93       97.79
NY                           44     16,109,021        4.08       6.997         660     366,114      82.34        35.37       93.47
TN                           99     14,770,597        3.74       7.532         628     149,198      82.66        42.52       98.64
MA                           49     14,757,446        3.74       7.377         669     301,172      81.76        21.42      100.00
MD                           42     12,922,092        3.27       7.227         660     307,669      79.47        35.90       96.44
IL                           44     11,024,107        2.79       7.853         656     250,548      81.23        33.47      100.00
Other                       791    134,416,761       34.03       7.645         633     169,933      83.17        48.94       97.03
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                               Distribution by Zip

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Zip                     Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
30024                         7     $2,150,543        0.54%      7.389%        660    $307,220      83.06%       42.75%     100.00%
93536                         6      1,913,178        0.48       6.664         636     318,863      79.80        10.60      100.00
39110                         7      1,610,703        0.41       7.610         625     230,100      73.59        56.04      100.00
20878                         3      1,376,342        0.35       7.320         648     458,781      84.78        23.92      100.00
34135                         4      1,335,951        0.34       7.804         666     333,988      81.91         0.00      100.00
32837                         5      1,320,098        0.33       7.322         669     264,020      84.53        22.64      100.00
38654                        10      1,310,830        0.33       7.594         633     131,083      83.83        59.54      100.00
85022                         3      1,281,329        0.32       7.136         627     427,110      82.99       100.00      100.00
34953                         5      1,254,182        0.32       7.976         629     250,836      84.28         0.00      100.00
34711                         5      1,199,736        0.30       6.939         640     239,947      83.46        18.74      100.00
Other                     1,947    380,262,837       96.27       7.460         642     195,307      82.45        41.57       96.72
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
Remaining                                         Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
Months To             Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Maturity                Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                     204    $11,236,012        2.84%      9.545%        655     $55,078      91.73%       62.15%      97.32%
181 - 240                    10        954,913        0.24       7.423         645      95,491      82.57        90.52      100.00
241 - 360                 1,788    382,824,806       96.91       7.395         642     214,108      82.16        40.53       96.83
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
Amortization          Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Type                    Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                    720   $139,093,293       35.21%      7.567%        625    $193,185      83.31%       44.89%      96.32%
2 YR ARM IO                 541    151,895,056       38.45       7.199         661     280,767      81.02        21.97       97.23
3 YR ARM                    103     17,914,256        4.54       7.732         605     173,925      83.97        68.13       94.38
3 YR ARM IO                  59     15,159,880        3.84       7.397         652     256,947      82.93        40.49       94.55
5 YR ARM                      7      1,080,391        0.27       8.352         630     154,342      84.67        48.77       89.12
5 YR ARM IO                  13      3,928,193        0.99       7.045         662     302,169      77.33        24.70      100.00
Fixed                       363     52,231,535       13.22       7.344         638     143,889      81.60        78.33       98.02
FIXED 15/30 BLN             164      7,343,295        1.86      10.561         653      44,776      99.56        53.65       98.05
FIXED 30/40 BLN               6      1,721,116        0.44       7.391         624     286,853      76.20        55.11      100.00
FIXED IO                     26      4,648,717        1.18       8.176         663     178,797      83.52        33.78      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                      Distribution by Initial Periodic Cap

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Initial               Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Periodic Cap            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                  3       $316,070        0.08%      7.228%        613    $105,357      84.05%      100.00%     100.00%
1.01 - 1.50%                 19      3,259,150        0.83       6.791         620     171,534      82.09        65.70      100.00
1.51 - 2.00%                  7      1,056,480        0.27       7.882         648     150,926      83.71        67.06       89.71
2.51 - 3.00%              1,407    323,051,833       81.78       7.399         643     229,603      82.17        34.60       96.54
3.01 - 3.50%                  4      1,068,705        0.27       6.952         659     267,176      89.11        45.56      100.00
5.51 - 6.00%                  3        318,829        0.08       8.778         590     106,276      89.03        75.36      100.00
N/A                         559     65,944,663       16.69       7.762         641     117,969      83.59        71.83       98.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                          Distribution by Periodic Cap

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Periodic Cap            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                     1,375   $315,736,478       79.93%      7.400%        644    $229,627      82.25%       33.47%      96.60%
1.50%                        67     12,994,590        3.29       7.308         609     193,949      81.05        74.20       95.78
2.00%                         1        340,000        0.09       5.875         655     340,000      80.00       100.00      100.00
N/A                         559     65,944,663       16.69       7.762         641     117,969      83.59        71.83       98.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
Months To             Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Rate Reset              Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13 - 24                   1,261   $290,988,349       73.67%      7.375%        644    $230,760      82.11%       32.93%      96.79%
25 - 36                     162     33,074,136        8.37       7.578         627     204,161      83.49        55.46       94.45
49 & Above                   20      5,008,583        1.27       7.327         655     250,429      78.91        29.89       97.65
N/A                         559     65,944,663       16.69       7.762         641     117,969      83.59        71.83       98.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Group II Mortgage Loans

                        Distribution by Life Maximum Rate

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Life Maximum Rate       Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 11.99%                54    $15,776,947        3.99%      5.807%        670    $292,166      79.21%       49.32%     100.00%
12.00 - 12.49%              118     31,015,202        7.85       6.234         661     262,841      78.74        34.70      100.00
12.50 - 12.99%              272     68,328,983       17.30       6.711         650     251,209      80.16        34.26       98.39
13.00 - 13.49%              289     70,406,335       17.82       7.192         646     243,621      80.50        31.11       98.87
13.50 - 13.99%              286     63,506,398       16.08       7.651         638     222,050      81.78        27.10       97.73
14.00 - 14.49%              141     29,273,243        7.41       8.115         628     207,612      82.94        35.89       92.32
14.50 - 14.99%              124     24,233,094        6.13       8.628         628     195,428      89.36        44.32       85.83
15.00 - 15.49%               56     10,799,824        2.73       9.046         604     192,854      89.83        50.23       91.93
15.50 - 15.99%               65     10,882,746        2.76       9.567         620     167,427      93.03        51.99       87.73
16.00% & Above               38      4,848,295        1.23      10.143         616     127,587      91.46        46.66       98.91
N/A                         559     65,944,663       16.69       7.762         641     117,969      83.59        71.83       98.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================

                             Distribution by Margin

                                                                                                 Weighted
                                                  Pct. Of                 Weighted                 Avg.
                                                  Pool By     Weighted      Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal    Avg. Gross  Current    Principal   Original    Pct. Full     Owner
Margin                  Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.00 - 4.99%                 81    $20,932,942        5.30%      6.335%        667    $258,431      79.56%       46.09%      99.44%
5.00 - 5.49%                112     28,737,925        7.28       6.344         660     256,589      78.95        33.72      100.00
5.50 - 5.99%                292     71,371,386       18.07       6.821         641     244,423      80.13        36.97       97.97
6.00 - 6.49%                295     71,456,476       18.09       7.247         650     242,225      80.93        29.82       98.63
6.50 - 6.99%                279     64,255,446       16.27       7.543         643     230,306      81.70        28.02       95.13
7.00 - 7.49%                117     23,483,590        5.94       8.155         628     200,714      83.61        31.71       95.37
7.50 - 7.99%                100     21,379,346        5.41       8.618         623     213,793      88.25        35.92       89.25
8.00 - 8.49%                 74     12,014,532        3.04       8.851         614     162,359      89.32        54.21       93.02
8.50 - 8.99%                 63     11,014,518        2.79       9.373         619     174,834      93.07        61.56       87.86
9.00 - 9.49%                 22      3,584,093        0.91       9.864         618     162,913      94.26        44.88       98.88
9.50% & Above                 8        840,814        0.21      10.089         595     105,102      93.22        70.58      100.00
N/A                         559     65,944,663       16.69       7.762         641     117,969      83.59        71.83       98.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    2,002   $395,015,731      100.00%      7.456%        642    $197,311      82.43%       41.27%      96.85%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                       $329,071,068

Number of Mortgage Loans:                                                 1,443

Average Scheduled Principal Balance:                                   $228,046

Weighted Average Gross Coupon:                                            7.395%

Weighted Average Net Coupon: (2)                                          6.885%

Weighted Average Current FICO Score:                                        642

Weighted Average Original LTV Ratio:                                      82.20%

Weighted Average Combined Original LTV Ratio:                             82.20%

Weighted Average Stated Remaining Term (months):                            358

Weighted Average Seasoning(months):                                           2

Weighted Average Months to Roll: (3)                                         23

Weighted Average Gross Margin: (3)                                         6.41%

Weighted Average Initial Rate Cap: (3)                                     2.98%

Weighted Average Periodic Rate Cap: (3)                                    1.02%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.46%

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

      (3) Represents the weighted average of the adjustable rate mortgage loans.

                    Distribution by Current Principal Balance

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal     Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance                 Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below               8       $357,623        0.11%      8.687%        599     $44,703      84.80%       87.00%      88.81%
$50,001 - $75,000            74      4,692,295        1.43       8.537         607      63,409      84.47        78.20       91.78
$75,001 - $100,000           98      8,613,399        2.62       8.106         613      87,892      84.21        73.04       97.13
$100,001 - $125,000         152     17,072,311        5.19       7.683         624     112,318      83.17        57.78       96.18
$125,001 - $150,000         164     22,399,207        6.81       7.709         632     136,581      83.35        44.91       98.75
$150,001 - $200,000         278     48,695,789       14.80       7.466         632     175,165      82.45        42.86       98.92
$200,001 - $250,000         174     38,730,175       11.77       7.376         639     222,587      82.96        30.22      100.00
$250,001 - $300,000         137     37,461,915       11.38       7.281         649     273,445      82.57        32.52       97.81
$300,001 - $350,000          93     30,149,253        9.16       7.299         654     324,186      83.29        31.31       93.52
$350,001 - $400,000          93     34,968,726       10.63       7.165         639     376,008      82.27        32.35       93.46
$400,001 & Above            172     85,930,374       26.11       7.261         656     499,595      80.32        23.21       95.24
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                          Distribution by Current Rate

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 1       $279,450        0.08%      4.625%        686    $279,450      80.00%      100.00%     100.00%
5.00 - 5.49%                  3        965,121        0.29       5.369         627     321,707      84.28       100.00      100.00
5.50 - 5.99%                 57     16,843,071        5.12       5.821         667     295,492      79.08        47.80      100.00
6.00 - 6.49%                136     36,093,174       10.97       6.268         663     265,391      78.99        38.13       99.18
6.50 - 6.99%                278     69,168,508       21.02       6.746         648     248,808      79.99        34.98       98.17
7.00 - 7.49%                293     69,750,682       21.20       7.247         645     238,057      80.56        31.04       98.78
7.50 - 7.99%                282     61,965,482       18.83       7.718         637     219,736      82.14        24.93       97.46
8.00 - 8.49%                130     28,013,770        8.51       8.222         625     215,491      83.27        33.16       92.99
8.50 - 8.99%                119     22,896,334        6.96       8.735         629     192,406      90.19        46.86       84.80
9.00% & Above               144     23,095,477        7.02       9.612         617     160,385      91.97        48.83       91.96
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                          Distribution by Credit Score

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                  44    $12,942,604        3.93%      7.544%        765    $294,150      85.37%       15.20%      87.94%
720 - 739                    35     10,329,881        3.14       7.226         729     295,139      81.45        16.65       89.88
700 - 719                    61     16,485,593        5.01       7.076         707     270,256      80.71        13.76       95.01
680 - 699                   118     31,318,874        9.52       7.121         689     265,414      82.19        14.79       94.48
660 - 679                   161     41,469,784       12.60       7.090         669     257,576      80.79        18.85       97.11
640 - 659                   215     50,138,605       15.24       7.127         649     233,203      80.79        19.55       98.19
620 - 639                   296     67,637,834       20.55       7.306         629     228,506      82.03        31.26       98.19
600 - 619                   172     36,330,160       11.04       7.628         609     211,222      84.84        55.44       97.89
580 - 599                   175     33,940,763       10.31       7.763         590     193,947      83.30        64.85       95.73
560 - 579                    82     13,858,453        4.21       8.319         570     169,006      85.16        80.42       99.63
540 - 559                    44      7,686,752        2.34       8.095         549     174,699      82.01        90.41       93.88
520 - 539                    20      3,465,226        1.05       8.214         531     173,261      79.35       100.00      100.00
500 - 519                    20      3,466,539        1.05       8.458         512     173,327      73.65        74.97       98.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                              Distribution by Lien

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                    Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1                         1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                      Distribution by Combined Original LTV

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined              Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               12     $2,076,459        0.63%      6.831%        600    $173,038      48.48%       50.79%     100.00%
60.01 - 70.00%               28      9,341,732        2.84       7.441         634     333,633      66.74        22.59       93.87
70.01 - 80.00%              997    230,106,864       69.93       7.052         648     230,799      79.54        30.49       98.72
80.01 - 85.00%               56     14,838,779        4.51       7.882         614     264,978      84.58        37.72       95.82
85.01 - 90.00%              160     38,245,046       11.62       8.033         622     239,032      89.72        41.91       89.68
90.01 - 95.00%              108     19,866,429        6.04       8.845         629     183,948      94.69        50.98       93.24
95.01 - 100.00%              82     14,595,759        4.44       8.699         660     177,997      99.75        72.50       87.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                          Distribution by Original LTV

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               12     $2,076,459        0.63%      6.831%        600    $173,038      48.48%       50.79%     100.00%
60.01 - 70.00%               28      9,341,732        2.84       7.441         634     333,633      66.74        22.59       93.87
70.01 - 80.00%              997    230,106,864       69.93       7.052         648     230,799      79.54        30.49       98.72
80.01 - 85.00%               56     14,838,779        4.51       7.882         614     264,978      84.58        37.72       95.82
85.01 - 90.00%              160     38,245,046       11.62       8.033         622     239,032      89.72        41.91       89.68
90.01 - 95.00%              108     19,866,429        6.04       8.845         629     183,948      94.69        50.98       93.24
95.01 - 100.00%              82     14,595,759        4.44       8.699         660     177,997      99.75        72.50       87.30
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Stated                      636   $166,683,418       50.65%      7.291%        658    $262,081      81.63%        0.00%      97.82%
Full                        615    115,653,893       35.15       7.410         614     188,055      83.69       100.00       94.81
Alt                         165     41,763,415       12.69       7.613         652     253,112      80.17         0.00       97.00
No Doc                       27      4,970,342        1.51       8.688         697     184,087      84.01         0.00       92.15
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose                 Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                  1,189   $257,764,305       78.33%      7.359%        650    $216,791      82.67%       30.05%      96.66%
Cashout Refi                225     63,973,480       19.44       7.518         614     284,327      80.27        51.70       95.82
Rate/term Refi               29      7,333,283        2.23       7.576         631     252,872      82.66        69.72      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                            Distribution by Occupancy

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy               Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            1,397   $317,792,030       96.57%      7.367%        641    $227,482      82.00%       34.51%     100.00%
Investor                     29      6,057,294        1.84       8.233         696     208,872      89.15        70.97        0.00
Second Home                  17      5,221,744        1.59       8.086         638     307,161      86.21        32.56        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                          Distribution by Property Type

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Property Type           Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family               892   $189,687,092       57.64%      7.417%        636    $212,654      82.05%       38.36%      96.75%
PUD                         384     96,804,874       29.42       7.261         644     252,096      81.99        33.98       98.82
Condo                        81     17,210,278        5.23       7.647         663     212,473      84.17        21.84       89.70
2 Family                     43     12,630,679        3.84       7.472         670     293,737      82.98        29.92       91.27
3-4 Family                   37     11,187,789        3.40       7.615         679     302,373      82.29        21.16       93.50
Condo Hi-rise                 5      1,453,856        0.44       7.969         669     290,771      84.72         0.00       74.19
Townhouse                     1         96,499        0.03       8.730         571      96,499      95.00       100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                              Distribution by State

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                   Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
FL                          237    $53,879,329       16.37%      7.406%        651    $227,339      83.24%       24.95%      94.60%
CA                          101     37,886,800       11.51       6.740         650     375,117      79.53        21.65       98.63
GA                          166     34,052,737       10.35       7.526         634     205,137      84.14        46.04       93.04
VA                           60     17,708,279        5.38       7.501         632     295,138      81.64        42.62       99.63
NY                           42     15,779,488        4.80       6.960         660     375,702      82.27        36.11       93.33
TX                          105     15,218,641        4.62       7.512         640     144,939      82.55        41.42       98.03
MA                           42     13,655,443        4.15       7.309         670     325,130      81.25        19.54      100.00
TN                           80     12,659,249        3.85       7.484         626     158,241      82.30        42.16       99.19
MD                           33     11,542,148        3.51       7.200         663     349,762      79.28        30.43       96.01
IL                           32      9,668,294        2.94       7.756         655     302,134      79.88        29.00      100.00
Other                       545    107,020,660       32.52       7.598         632     196,368      82.68        41.54       96.73
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                               Distribution by Zip

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                     Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
30024                         6     $2,005,204        0.61%      7.181%        659    $334,201      81.83%       38.61%     100.00%
93536                         5      1,532,166        0.47       6.761         631     306,433      79.75        13.23      100.00
39110                         5      1,522,640        0.46       7.451         624     304,528      72.06        53.50      100.00
20878                         3      1,376,342        0.42       7.320         648     458,781      84.78        23.92      100.00
34953                         5      1,254,182        0.38       7.976         629     250,836      84.28         0.00      100.00
34135                         3      1,208,043        0.37       7.426         663     402,681      80.00         0.00      100.00
11433                         3      1,196,773        0.36       6.342         661     398,924      83.75       100.00      100.00
38654                         7      1,192,071        0.36       7.287         630     170,296      82.22        61.38      100.00
20853                         2      1,189,537        0.36       7.646         725     594,768      79.60         0.00       61.33
38017                         3      1,176,019        0.36       6.880         618     392,006      82.33        15.97      100.00
Other                     1,401    315,418,090       95.85       7.402         642     225,138      82.26        35.32       96.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
Remaining                                         Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months To             Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity                Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
241 - 360                 1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                        Distribution by Amortization Type
                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Amortization          Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Type                    Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YR ARM                    720   $139,093,293       42.27%      7.567%        625    $193,185      83.31%       44.89%      96.32%
2 YR ARM IO                 541    151,895,056       46.16       7.199         661     280,767      81.02        21.97       97.23
3 YR ARM                    103     17,914,256        5.44       7.732         605     173,925      83.97        68.13       94.38
3 YR ARM IO                  59     15,159,880        4.61       7.397         652     256,947      82.93        40.49       94.55
5 YR ARM                      7      1,080,391        0.33       8.352         630     154,342      84.67        48.77       89.12
5 YR ARM IO                  13      3,928,193        1.19       7.045         662     302,169      77.33        24.70      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
-----------------------------------------------------------------------------------------------------------------------------------

                      Distribution by Initial Periodic Cap

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Initial               Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Periodic Cap            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0.51 - 1.00%                  3       $316,070        0.10%      7.228%        613    $105,357      84.05%      100.00%     100.00%
1.01 - 1.50%                 19      3,259,150        0.99       6.791         620     171,534      82.09        65.70      100.00
1.51 - 2.00%                  7      1,056,480        0.32       7.882         648     150,926      83.71        67.06       89.71
2.51 - 3.00%              1,407    323,051,833       98.17       7.399         643     229,603      82.17        34.60       96.54
3.01 - 3.50%                  4      1,068,705        0.32       6.952         659     267,176      89.11        45.56      100.00
5.51 - 6.00%                  3        318,829        0.10       8.778         590     106,276      89.03        75.36      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     Group II Adjustable Rate Mortgage Loans

                          Distribution by Periodic Cap

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Periodic Cap            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.00%                     1,375   $315,736,478       95.95%      7.400%        644    $229,627      82.25%       33.47%      96.60%
1.50%                        67     12,994,590        3.95       7.308         609     193,949      81.05        74.20       95.78
2.00%                         1        340,000        0.10       5.875         655     340,000      80.00       100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                      Distribution by Months to Rate Reset

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months to             Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Rate Reset              Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
13 - 24                   1,261   $290,988,349       88.43%      7.375%        644    $230,760      82.11%       32.93%      96.79%
25 - 36                     162     33,074,136       10.05       7.578         627     204,161      83.49        55.46       94.45
49 & Above                   20      5,008,583        1.52       7.327         655     250,429      78.91        29.89       97.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                        Distribution by Life Maximum Rate

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Life Maximum Rate     of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.99% & Below               54    $15,776,947        4.79%      5.807%        670    $292,166      79.21%       49.32%     100.00%
12.00 - 12.49%              118     31,015,202        9.43       6.234         661     262,841      78.74        34.70      100.00
12.50 - 12.99%              272     68,328,983       20.76       6.711         650     251,209      80.16        34.26       98.39
13.00 - 13.49%              289     70,406,335       21.40       7.192         646     243,621      80.50        31.11       98.87
13.50 - 13.99%              286     63,506,398       19.30       7.651         638     222,050      81.78        27.10       97.73
14.00 - 14.49%              141     29,273,243        8.90       8.115         628     207,612      82.94        35.89       92.32
14.50 - 14.99%              124     24,233,094        7.36       8.628         628     195,428      89.36        44.32       85.83
15.00 - 15.49%               56     10,799,824        3.28       9.046         604     192,854      89.83        50.23       91.93
15.50 - 15.99%               65     10,882,746        3.31       9.567         620     167,427      93.03        51.99       87.73
16.00% & Above               38      4,848,295        1.47      10.143         616     127,587      91.46        46.66       98.91
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================

                             Distribution by Margin

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Margin                  Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                81    $20,932,942        6.36%      6.335%        667    $258,431      79.56%       46.09%      99.44%
5.00 - 5.49%                112     28,737,925        8.73       6.344         660     256,589      78.95        33.72      100.00
5.50 - 5.99%                292     71,371,386       21.69       6.821         641     244,423      80.13        36.97       97.97
6.00 - 6.49%                295     71,456,476       21.71       7.247         650     242,225      80.93        29.82       98.63
6.50 - 6.99%                279     64,255,446       19.53       7.543         643     230,306      81.70        28.02       95.13
7.00 - 7.49%                117     23,483,590        7.14       8.155         628     200,714      83.61        31.71       95.37
7.50 - 7.99%                100     21,379,346        6.50       8.618         623     213,793      88.25        35.92       89.25
8.00 - 8.49%                 74     12,014,532        3.65       8.851         614     162,359      89.32        54.21       93.02
8.50 - 8.99%                 63     11,014,518        3.35       9.373         619     174,834      93.07        61.56       87.86
9.00 - 9.49%                 22      3,584,093        1.09       9.864         618     162,913      94.26        44.88       98.88
9.50% & Above                 8        840,814        0.26      10.089         595     105,102      93.22        70.58      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    1,443   $329,071,068      100.00%      7.395%        642    $228,046      82.20%       35.15%      96.57%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)
------------------------------

Scheduled Principal Balance:                                        $65,944,663

Number of Mortgage Loans:                                                   559

Average Scheduled Principal Balance:                                   $117,969

Weighted Average Gross Coupon:                                            7.762%

Weighted Average Net Coupon: (2)                                          7.252%

Weighted Average Current FICO Score:                                        641

Weighted Average Original LTV Ratio:                                      72.28%

Weighted Average Combined Original LTV Ratio:                             83.59%

Weighted Average Stated Remaining Term (months):                            326

Weighted Average Seasoning(months):                                           2

      (1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

      (2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less initial Expense Fee Rate.

                    Distribution by Current Principal Balance

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Current Principal     Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Balance                 Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             141     $4,315,026        6.54%     10.343%        641     $30,603      96.67%       75.30%      97.45%
$50,001 - $75,000            77      4,868,236        7.38       9.169         632      63,224      87.82        69.35       95.69
$75,001 - $100,000           84      7,429,804       11.27       8.390         635      88,450      83.35        75.03       96.23
$100,001 - $125,000          61      6,876,592       10.43       7.885         645     112,731      83.91        70.64       93.45
$125,001 - $150,000          63      8,658,630       13.13       7.518         638     137,439      82.39        78.49       98.55
$150,001 - $200,000          54      9,393,457       14.24       7.278         637     173,953      83.31        76.06      100.00
$200,001 - $250,000          26      5,911,589        8.96       7.472         627     227,369      84.13        71.70      100.00
$250,001 - $300,000          23      6,378,025        9.67       6.752         652     277,305      82.99        69.83      100.00
$300,001 - $350,000          11      3,466,641        5.26       7.156         655     315,149      78.73        54.54      100.00
$350,001 - $400,000           6      2,254,231        3.42       6.547         652     375,705      81.59        83.10      100.00
$400,001 & Above             13      6,392,432        9.69       7.161         655     491,726      76.96        61.24      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================

                          Distribution by Current Rate

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Current Rate            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49%                  4       $722,585        1.10%      5.363%        737    $180,646      63.70%      100.00%     100.00%
5.50 - 5.99%                 20      3,107,323        4.71       5.868         672     155,366      73.16        81.91      100.00
6.00 - 6.49%                 29      6,484,784        9.83       6.203         665     223,613      80.94        91.26       98.93
6.50 - 6.99%                 73     13,591,982       20.61       6.768         651     186,192      78.05        75.18       99.16
7.00 - 7.49%                 70     11,314,627       17.16       7.230         630     161,638      80.65        71.33       99.02
7.50 - 7.99%                 66     10,077,698       15.28       7.734         629     152,692      83.32        74.30       99.51
8.00 - 8.49%                 40      4,865,954        7.38       8.238         623     121,649      86.29        67.25       96.57
8.50 - 8.99%                 48      3,971,116        6.02       8.738         618      82,732      86.60        68.18       91.86
9.00% & Above               209     11,808,594       17.91      10.416         640      56,500      96.32        54.43       97.10
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                          Distribution by Credit Score

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Credit Score            Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
740 & Above                  21     $2,464,995        3.74%      6.938%        759    $117,381      80.35%       63.85%      99.32%
720 - 739                    11        981,322        1.49       7.352         728      89,211      87.16        60.59       98.58
700 - 719                    31      5,231,824        7.93       7.247         708     168,769      85.99        59.88       97.82
680 - 699                    42      4,925,293        7.47       7.562         690     117,269      86.50        56.24       98.63
660 - 679                    61      7,362,481       11.16       8.018         668     120,696      88.36        56.58       97.18
640 - 659                    89     11,059,568       16.77       7.558         650     124,265      82.98        64.48       99.00
620 - 639                   108     12,835,906       19.46       8.042         629     118,851      84.16        66.22       97.42
600 - 619                    75      8,961,131       13.59       7.598         609     119,482      82.66        90.56      100.00
580 - 599                    83      7,268,484       11.02       8.089         587      87,572      81.35        92.62       97.02
560 - 579                    18      2,357,564        3.58       7.977         571     130,976      78.07        91.48       95.86
540 - 559                    10      1,507,911        2.29       7.893         551     150,791      73.37       100.00      100.00
520 - 539                     6        661,609        1.00       8.721         529     110,268      77.88       100.00      100.00
500 - 519                     4        326,573        0.50       9.710         509      81,643      80.00       100.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================

                              Distribution by Lien

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Lien                    Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1                           360    $56,601,976       85.83%      7.302%        639    $157,228      80.98%       75.36%      98.18%
2                           199      9,342,687       14.17      10.550         658      46,948      99.43        50.47       98.47
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================

                      Distribution by Combined Original LTV

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Combined              Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below               18     $2,364,289        3.59%      6.706%        644    $131,349      50.12%       95.42%      93.31%
60.01 - 70.00%               32      4,729,663        7.17       6.805         614     147,802      66.21        93.02      100.00
70.01 - 80.00%              187     30,829,202       46.75       7.192         639     164,862      78.97        60.38       99.41
80.01 - 85.00%               30      3,963,920        6.01       7.415         639     132,131      83.99        94.46       86.02
85.01 - 90.00%               41      6,185,169        9.38       7.446         644     150,858      89.44        93.92       97.73
90.01 - 95.00%               35      4,716,693        7.15       8.202         640     134,763      94.44        86.68       97.94
95.01 - 100.00%             216     13,155,728       19.95       9.726         657      60,906      99.92        64.28       99.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                          Distribution by Original LTV

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Original LTV          of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              217    $11,706,976       17.75%      9.774%        655     $53,949      89.48%       59.55%      97.42%
60.01 - 70.00%               32      4,729,663        7.17       6.805         614     147,802      66.21        93.02      100.00
70.01 - 80.00%              186     30,815,409       46.73       7.191         639     165,674      78.97        60.37       99.41
80.01 - 85.00%               29      3,947,053        5.99       7.406         639     136,105      83.99        94.43       85.96
85.01 - 90.00%               36      6,019,153        9.13       7.372         644     167,199      89.43        94.50       97.67
90.01 - 95.00%               26      4,293,350        6.51       8.018         636     165,129      94.55        88.95      100.00
95.01 - 100.00%              33      4,433,059        6.72       8.034         657     134,335      99.82        93.87      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================

                          Distribution by Documentation

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Documentation         of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Full                        412    $47,368,989       71.83%      7.543%        633    $114,973      83.03%      100.00%      97.75%
Stated                      115     12,889,200       19.55       8.704         661     112,080      86.64         0.00       99.16
Alt                          31      5,554,917        8.42       7.410         667     179,191      80.88         0.00      100.00
No Doc                        1        131,557        0.20       8.980         678     131,557     100.00         0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================

                             Distribution by Purpose

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Purpose                 Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Cashout Refi                213    $30,450,952       46.18%      7.338%        636    $142,962      81.79%       93.64%      97.26%
Purchase                    295     29,258,932       44.37       8.347         647      99,183      86.25        43.59       99.26
Rate/term Refi               51      6,234,779        9.45       7.087         641     122,251      79.93        97.84       97.98
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================

                            Distribution by Occupancy

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Occupancy               Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied              544    $64,768,489       98.22%      7.748%        641    $119,060      83.69%       71.49%     100.00%
Investor                      8        662,514        1.00       8.382         635      82,814      80.87       100.00        0.00
Second Home                   7        513,660        0.78       8.696         642      73,380      74.59        78.93        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                          Distribution by Property Type

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Property Type           Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Single Family               434    $49,165,159       74.56%      7.738%        639    $113,284      83.86%       77.08%      98.29%
PUD                          93     13,032,169       19.76       7.661         645     140,131      82.35        64.09      100.00
Condo                        17      1,749,594        2.65       8.537         650     102,917      85.88        38.19       98.25
2 Family                      9        996,890        1.51       8.479         670     110,766      87.80        24.34       92.70
3-4 Family                    5        892,619        1.35       8.132         674     178,524      84.28        23.66       85.91
Townhouse                     1        108,232        0.16       8.550         665     108,232      30.19         0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================

                              Distribution by State

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
State                   Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
FL                           93    $12,617,298       19.13%      7.394%        648    $135,670      81.26%       70.75%     100.00%
CA                           38      5,448,835        8.26       8.288         647     143,390      81.98        57.23      100.00
VA                           35      5,195,162        7.88       6.893         646     148,433      78.91        98.63       94.72
GA                           55      4,527,905        6.87       8.498         641      82,326      87.67        67.80       96.20
TX                           43      4,480,721        6.79       7.656         634     104,203      81.06        52.47       96.94
PA                           15      2,378,342        3.61       7.860         637     158,556      85.31        63.95       96.94
AL                           24      2,270,639        3.44       8.376         622      94,610      85.34        74.25      100.00
LA                           31      2,210,023        3.35       8.291         629      71,291      86.38        83.00      100.00
OH                           21      2,121,198        3.22       7.454         630     101,009      87.83        85.76      100.00
TN                           19      2,111,348        3.20       7.823         637     111,124      84.82        44.67       95.29
Other                       185     22,583,192       34.25       7.813         642     122,071      84.90        75.17       98.14
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================

                               Distribution by Zip

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Zip                     Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
55436                         1       $683,000        1.04%      7.775%        707    $683,000      79.98%        0.00%     100.00%
91006                         1        649,423        0.98       6.600         654     649,423      56.52       100.00      100.00
22310                         1        574,031        0.87       6.875         625     574,031      76.67       100.00      100.00
19061                         1        519,151        0.79       9.375         626     519,151      80.00         0.00      100.00
33334                         1        499,037        0.76       6.375         709     499,037      90.00       100.00      100.00
90260                         1        494,584        0.75       6.875         680     494,584      90.00       100.00      100.00
39056                         3        453,723        0.69       7.348         650     151,241      81.61        40.33      100.00
20136                         1        449,552        0.68       6.000         743     449,552      71.86       100.00      100.00
33180                         1        440,000        0.67       8.375         675     440,000      80.00         0.00      100.00
32837                         1        431,639        0.65       6.900         675     431,639      80.00         0.00      100.00
Other                       547     60,750,523       92.12       7.805         639     111,061      84.07        73.28       98.06
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       Group II Fixed Rate Mortgage Loans

                  Distribution by Remaining Months to Maturity

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
Remaining                                         Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
Months to             Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Maturity                Loans       Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1 - 180                     204    $11,236,012       17.04%      9.545%        655     $55,078      91.73%       62.15%      97.32%
181 - 240                    10        954,913        1.45       7.423         645      95,491      82.57        90.52      100.00
241 - 360                   345     53,753,738       81.51       7.395         638     155,808      81.91        73.52       98.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================

                        Distribution by Amortization Type

                                                                                                 Weighted
                                                  Pct. Of     Weighted    Weighted                 Avg.
                                                  Pool By       Avg.        Avg.       Avg.      Combined                   Pct.
                      Number of    Principal     Principal     Gross      Current    Principal   Original    Pct. Full     Owner
Amortization Type     of Loans      Balance       Balance      Coupon       FICO      Balance      LTV          Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Fixed                       363    $52,231,535       79.21%      7.344%        638    $143,889      81.60%       78.33%      98.02%
FIXED 15/30 BLN             164      7,343,295       11.14      10.561         653      44,776      99.56        53.65       98.05
FIXED 30/40 BLN               6      1,721,116        2.61       7.391         624     286,853      76.20        55.11      100.00
FIXED IO                     26      4,648,717        7.05       8.176         663     178,797      83.52        33.78      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      559    $65,944,663      100.00%      7.762%        641    $117,969      83.59%       71.83%      98.22%
===================================================================================================================================


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.